                                    [GRAPHIC]



                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                 (FIDELITY C)
                                   ISSUED BY

                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                              NEW YORK, NY 10166

                          PARAGON SEPARATE ACCOUNT C
                                 (REGISTRANT)

     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                             190 CARONDELET PLAZA
                           ST. LOUIS, MISSOURI 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. The Certificate and Individual Policy are referred to collectively in this SAI as "Policy" or "Policies."

   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated April 28, 2008, and the prospectuses for Fidelity(R) Variable Insurance Products. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

   The date of this Statement of Additional Information is April 28, 2008.

                                                                 Fidelity C-SAI

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

     Additional Policy Information....................................  3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Cost of Insurance
     Additional Benefits and Riders...................................  6
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................  7
     More Information About the Company...............................  8
        The Company
     Other Information................................................  9
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Independent Registered Public Accounting Firm
        Additional Information
        Financial Statements
     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. 11

ADDITIONAL POLICY INFORMATION
================================================================================

                                  THE POLICY

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                              CLAIMS OF CREDITORS

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                               INCONTESTABILITY

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                              MISSTATEMENT OF AGE

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                               SUICIDE EXCLUSION

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                  ASSIGNMENT

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Administrative Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                  BENEFICIARY

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                         CHANGING OWNER OR BENEFICIARY

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                        CHANGING DEATH BENEFIT OPTIONS

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS

  . any net premium payments allocated to the Division during the current Valuation Period; PLUS

  . any loan repayments allocated to the Division during the current Valuation Period; PLUS

  . any amounts transferred to the Division from another Division during the current Valuation Period; PLUS

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; PLUS

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY

  .   the value of the assets at the end of the preceding Valuation Period.

                               COST OF INSURANCE

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (I.E., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

ADDITIONAL BENEFITS AND RIDERS
================================================================================

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                      WAIVER OF MONTHLY DEDUCTIONS RIDER

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                        CHILDREN'S LIFE INSURANCE RIDER

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's
65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

DISTRIBUTION OF THE POLICIES
================================================================================

   Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives.

   Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:

                     AGGREGATE AMOUNT OF     AGGREGATE AMOUNT OF
             FISCAL  COMMISSIONS PAID TO   COMMISSIONS RETAINED BY
              YEAR  PRINCIPAL UNDERWRITER*  PRINCIPAL UNDERWRITER
             -----------------------------------------------------
              2007        $58,555.29                 $0
             -----------------------------------------------------

* Prior to May 1, 2007, we served as principal underwriter and distributor of the Policies. As such we paid commissions in the following amounts:
   $17,352.53 (for 1/1/07-4/30/07), $79,196.56 (2006) and $17,046.16 (2005).

   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
================================================================================

                                  THE COMPANY

   MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

   Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), another subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

   Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

   Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

   Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
================================================================================

                        POTENTIAL CONFLICTS OF INTEREST

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                    SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                              RECORDS AND REPORTS

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in the General Account and in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements of each of the Divisions of Paragon Separate Account C included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

   The consolidated financial statements of Metropolitan Life Insurance Company and General American Life Insurance Company (the "Companies") each included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein (which reports express unqualified opinions and each includes an explanatory paragraph referring to the fact that the Companies changed their method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed their method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                            ADDITIONAL INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                             FINANCIAL STATEMENTS

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                             APPLICABLE               APPLICABLE
                ATTAINED AGE PERCENTAGE ATTAINED AGE  PERCENTAGE
                ------------ ---------- ------------  ----------
                     40.....    250%    61...........    128%
                     41.....    243     62...........    126
                     42.....    236     63...........    124
                     43.....    229     64...........    122
                     44.....    222     65...........    120
                     45.....    215     66...........    119
                     46.....    209     67...........    118
                     47.....    203     68...........    117
                     48.....    197     69...........    116
                     49.....    191     70...........    115
                     50.....    185     71...........    113
                     51.....    178     72...........    111
                     52.....    171     73...........    109
                     53.....    164     74...........    107
                     54.....    157     75-90........    105
                     55.....    150     91...........    104
                     56.....    146     92...........    103
                     57.....    142     93...........    102
                     58.....    138     94...........    101
                     59.....    134     95 or older..    100
                     60.....    130

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account C
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account C (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Appendix A as of December 31, 2007, and the related statements of operations for each of the periods in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2007, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                  APPENDIX A

Fidelity VIP Money Market Division
Fidelity VIP High Income Division
Fidelity VIP Growth Division
Fidelity VIP Equity-Income Division
Fidelity VIP Overseas Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Asset Manager Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Growth & Income Division
Fidelity VIP Growth Opportunities Division
Fidelity VIP Balanced Division
Fidelity VIP Mid Cap Division

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                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2007

                              Fidelity VIP     Fidelity VIP        Fidelity VIP    Fidelity VIP
                              Money Market     High Income            Growth       Equity-Income
                                Division         Division            Division        Division
                            ---------------- ----------------    ---------------- ----------------
Assets:
 Investments at fair value. $      2,939,116 $      2,330,231    $     11,811,646 $      7,346,142
 Other receivables.........               --              214                   1                1
 Due from Metropolitan Life
   Insurance Company.......               36               --                  --               --
                            ---------------- ----------------    ---------------- ----------------
     Total Assets..........        2,939,152        2,330,445          11,811,647        7,346,143
                            ---------------- ----------------    ---------------- ----------------
Liabilities:
 Other payables............               --               --                  --               --
 Due to Metropolitan Life
   Insurance Company.......               --               --                  --               --
                            ---------------- ----------------    ---------------- ----------------
     Total Liabilities.....               --               --                  --               --
                            ---------------- ----------------    ---------------- ----------------

Net Assets................. $      2,939,152 $      2,330,445    $     11,811,647 $      7,346,143
                            ================ ================    ================ ================
 Units outstanding.........        1,832,087          113,660             154,126          131,039
 Unit value (accumulation). $           1.60 $          20.50    $          76.64 $          56.06

  The accompanying notes are an integral part of these financial statements.

  Fidelity VIP       Fidelity VIP       Fidelity VIP      Fidelity VIP     Fidelity VIP       Fidelity VIP
    Overseas     Investment Grade Bond  Asset Manager      Index 500        Contrafund    Asset Manager: Growth
    Division           Division           Division          Division         Division           Division
---------------- --------------------- ---------------- ---------------- ---------------- ---------------------
$      8,020,017   $      4,128,009    $      5,153,936 $      9,584,333 $     10,313,477   $      2,201,874
             305                 --                  --               --               --                245
              --                 --                  --               --               --                 --
----------------   ----------------    ---------------- ---------------- ----------------   ----------------
       8,020,322          4,128,009           5,153,936        9,584,333       10,313,477          2,202,119
----------------   ----------------    ---------------- ---------------- ----------------   ----------------
              --                 --                  --               --               --                 --
              --                 --                  18               18               --                 22
----------------   ----------------    ---------------- ---------------- ----------------   ----------------
              --                 --                  18               18               --                 22
----------------   ----------------    ---------------- ---------------- ----------------   ----------------

$      8,020,322   $      4,128,009    $      5,153,918 $      9,584,315 $     10,313,477   $      2,202,097
================   ================    ================ ================ ================   ================
         187,013            176,152             142,399           48,223          197,563             82,900
$          42.89   $          23.43    $          36.19 $         198.75 $          52.20   $          26.56

  The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                               December 31, 2007

                             Fidelity VIP        Fidelity VIP       Fidelity VIP     Fidelity VIP
                            Growth & Income  Growth Opportunities     Balanced         Mid Cap
                               Division            Division           Division         Division
                            ---------------- -------------------- ---------------- ----------------
Assets:
 Investments at fair value. $      2,028,526   $      1,476,209   $      1,469,703 $      9,131,089
 Other receivables.........               --                 --                 --              539
 Due from Metropolitan Life
   Insurance Company.......               --                 --                 --               --
                            ----------------   ----------------   ---------------- ----------------
     Total Assets..........        2,028,526          1,476,209          1,469,703        9,131,628
                            ----------------   ----------------   ---------------- ----------------
Liabilities:
 Other payables............               --                  1                 --               --
 Due to Metropolitan Life
   Insurance Company.......               10                 --                 12               --
                            ----------------   ----------------   ---------------- ----------------
     Total Liabilities.....               10                  1                 12               --
                            ----------------   ----------------   ---------------- ----------------

Net Assets................. $      2,028,516   $      1,476,208   $      1,469,691 $      9,131,628
                            ================   ================   ================ ================
 Units outstanding.........           91,896             58,290             64,343          203,437
 Unit value (accumulation). $          22.07   $          25.33   $          22.84 $          44.89

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2007

                                            Fidelity VIP     Fidelity VIP     Fidelity VIP    Fidelity VIP
                                            Money Market     High Income         Growth       Equity-Income
                                              Division         Division         Division        Division
                                          ---------------- ---------------- ---------------- ----------------
Investment Income:
   Dividends............................. $        130,599 $        195,226 $         87,355 $        138,854
                                          ---------------- ---------------- ---------------- ----------------
Expenses:
   Mortality and expense risk charges....           19,285           17,473           80,498           59,861
   Administrative charges................               --               --               --               --
                                          ---------------- ---------------- ---------------- ----------------
     Total expenses......................           19,285           17,473           80,498           59,861
                                          ---------------- ---------------- ---------------- ----------------
   Net investment income (loss)..........          111,314          177,753            6,857           78,993
                                          ---------------- ---------------- ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........               --               --            9,636          612,392
   Realized gains (losses) on sale of
     investments.........................               --         (44,471)          325,958          330,988
                                          ---------------- ---------------- ---------------- ----------------
       Net realized gains (losses).......               --         (44,471)          335,594          943,380
                                          ---------------- ---------------- ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................               --         (89,429)        2,135,039        (930,010)
                                          ---------------- ---------------- ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............               --        (133,900)        2,470,633           13,370
                                          ---------------- ---------------- ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $        111,314 $         43,853 $      2,477,490 $         92,363
                                          ================ ================ ================ ================

  The accompanying notes are an integral part of these financial statements.

  Fidelity VIP       Fidelity VIP       Fidelity VIP         Fidelity VIP     Fidelity VIP       Fidelity VIP
    Overseas     Investment Grade Bond  Asset Manager         Index 500        Contrafund    Asset Manager: Growth
    Division           Division           Division             Division         Division           Division
---------------- --------------------- ----------------    ---------------- ---------------- ---------------------
$        254,183   $        171,974    $        302,590    $        354,339 $         92,407   $         87,840
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
          58,901             30,791              37,354              74,318           72,778             15,496
              --                 --                  --                  --               --                 --
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
          58,901             30,791              37,354              74,318           72,778             15,496
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
         195,282            141,183             265,236             280,021           19,629             72,344
----------------   ----------------    ----------------    ---------------- ----------------   ----------------

         489,424                 --             136,858                  --        2,466,093                 --
         486,189           (25,684)              84,037             497,018          475,105             41,849
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
         975,613           (25,684)             220,895             497,018        2,941,198             41,849
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
          12,846             28,444             199,705           (317,290)      (1,450,233)            226,812
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
         988,459              2,760             420,600             179,728        1,490,965            268,661
----------------   ----------------    ----------------    ---------------- ----------------   ----------------
$      1,183,741   $        143,943    $        685,836    $        459,749 $      1,510,594   $        341,005
================   ================    ================    ================ ================   ================

  The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Concluded)
                     For the year ended December 31, 2007

                                           Fidelity VIP        Fidelity VIP       Fidelity VIP     Fidelity VIP
                                          Growth & Income  Growth Opportunities     Balanced         Mid Cap
                                             Division            Division           Division         Division
                                          ---------------- -------------------- ---------------- ----------------
Investment Income:
   Dividends............................. $         37,835   $             --   $         47,109 $         81,267
                                          ----------------   ----------------   ---------------- ----------------
Expenses:
   Mortality and expense risk charges....           15,702             10,074             10,689           69,623
   Administrative charges................               --                 --                 --               --
                                          ----------------   ----------------   ---------------- ----------------
     Total expenses......................           15,702             10,074             10,689           69,623
                                          ----------------   ----------------   ---------------- ----------------
   Net investment income (loss)..........           22,133           (10,074)             36,420           11,644
                                          ----------------   ----------------   ---------------- ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........           84,217                 --             52,898          795,215
   Realized gains (losses) on sale of
     investments.........................          111,633             76,898             34,073          642,222
                                          ----------------   ----------------   ---------------- ----------------
       Net realized gains (losses).......          195,850             76,898             86,971        1,437,437
                                          ----------------   ----------------   ---------------- ----------------
   Change in unrealized gains (losses)
     on investments......................           13,088            191,147           (14,872)        (160,380)
                                          ----------------   ----------------   ---------------- ----------------
   Net realized and unrealized gains
     (losses) on investments.............          208,938            268,045             72,099        1,277,057
                                          ----------------   ----------------   ---------------- ----------------
   Net increase (decrease) in net assets
     resulting from operations........... $        231,071   $        257,971   $        108,519 $      1,288,701
                                          ================   ================   ================ ================

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the years ended December 31, 2007 and 2006

                                         Fidelity VIP             Fidelity VIP             Fidelity VIP
                                         Money Market              High Income                Growth
                                           Division                 Division                 Division
                                   ------------------------- ----------------------- -------------------------
                                       2007         2006        2007        2006         2007         2006
                                       ----         ----        ----        ----         ----         ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $    111,314 $     98,760 $   177,753 $   152,182 $      6,857 $   (34,940)
 Net realized gains (losses)......           --           --    (44,471)    (40,417)      335,594       54,444
 Change in unrealized gains
   (losses) on investments........           --           --    (89,429)     101,190    2,135,039      552,363
                                   ------------ ------------ ----------- ----------- ------------ ------------
   Net increase (decrease)
     in net assets resulting
     from operations..............      111,314       98,760      43,853     212,955    2,477,490      571,867
                                   ------------ ------------ ----------- ----------- ------------ ------------
Policy Transactions:
 Premium payments received
   from policy owners.............    1,369,145    1,761,760     408,905     448,836    1,690,387    1,873,324
 Net transfers (including fixed
   account).......................      314,413     (65,275)      77,228    (31,350)       91,208    (320,844)
 Policy charges...................  (1,107,142)  (1,340,349)   (247,199)   (258,156)  (1,196,134)  (1,206,806)
 Transfers for policy benefits and
   terminations...................    (301,584)    (374,739)   (208,590)   (134,012)  (1,001,975)    (850,860)
                                   ------------ ------------ ----------- ----------- ------------ ------------
 Net increase (decrease)
   in net assets resulting
   from policy transactions.......      274,832     (18,603)      30,344      25,318    (416,514)    (505,186)
                                   ------------ ------------ ----------- ----------- ------------ ------------
 Net increase (decrease)
   in net assets..................      386,146       80,157      74,197     238,273    2,060,976       66,681
Net Assets:
 Beginning of period..............    2,553,006    2,472,849   2,256,248   2,017,975    9,750,671    9,683,990
                                   ------------ ------------ ----------- ----------- ------------ ------------
 End of period.................... $  2,939,152 $  2,553,006 $ 2,330,445 $ 2,256,248 $ 11,811,647 $  9,750,671
                                   ============ ============ =========== =========== ============ ============

  The accompanying notes are an integral part of these financial statements.

     Fidelity VIP            Fidelity VIP            Fidelity VIP            Fidelity VIP
     Equity-Income             Overseas          Investment Grade Bond       Asset Manager
       Division                Division                Division                Division
----------------------- ----------------------- ----------------------- -----------------------
   2007        2006        2007        2006        2007        2006        2007        2006
   ----        ----        ----        ----        ----        ----        ----        ----
$    78,993 $   186,089 $   195,282 $     5,605 $   141,183 $   129,149 $   265,236 $    87,391
    943,380   1,026,241     975,613     222,515    (25,684)    (15,314)     220,895      17,063
  (930,010)      67,640      12,846     793,712      28,444      29,226     199,705     194,390
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
     92,363   1,279,970   1,183,741   1,021,832     143,943     143,061     685,836     298,844
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  1,199,550   1,298,397   1,106,987   1,082,936     904,399   1,070,254     805,158     852,274
  (471,551)     434,067     159,047     271,371    (46,286)   (172,521)    (29,246)   (120,464)
  (732,131)   (735,113)   (572,752)   (535,379)   (426,612)   (449,879)   (484,753)   (498,389)
  (836,527)   (688,975)   (955,908)   (518,902)   (650,129)   (436,960)   (661,202)   (260,338)
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  (840,659)     308,376   (262,626)     300,026   (218,628)      10,894   (370,043)    (26,917)
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
  (748,296)   1,588,346     921,115   1,321,858    (74,685)     153,955     315,793     271,927
  8,094,439   6,506,093   7,099,207   5,777,349   4,202,694   4,048,739   4,838,125   4,566,198
----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
$ 7,346,143 $ 8,094,439 $ 8,020,322 $ 7,099,207 $ 4,128,009 $ 4,202,694 $ 5,153,918 $ 4,838,125
=========== =========== =========== =========== =========== =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Concluded)
                For the years ended December 31, 2007 and 2006

                                         Fidelity VIP              Fidelity VIP            Fidelity VIP
                                           Index 500                Contrafund         Asset Manager: Growth
                                           Division                  Division                Division
                                   ------------------------- ------------------------ -----------------------
                                       2007         2006         2007        2006        2007        2006
                                       ----         ----         ----        ----        ----        ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $    280,021 $     81,031 $     19,629 $    47,113 $    72,344 $    23,008
 Net realized gains (losses)......      497,018      199,549    2,941,198   1,036,274      41,849       6,319
 Change in unrealized gains
   (losses) on investments........    (317,290)      982,703  (1,450,233)   (193,927)     226,812      85,649
                                   ------------ ------------ ------------ ----------- ----------- -----------
   Net increase (decrease)
     in net assets resulting
     from operations..............      459,749    1,263,283    1,510,594     889,460     341,005     114,976
                                   ------------ ------------ ------------ ----------- ----------- -----------
Policy Transactions:
 Premium payments received
   from policy owners.............    1,686,229    1,931,728    1,267,955   1,581,016     349,899     386,404
 Net transfers (including fixed
   account).......................    (116,058)       58,038     (33,743)      90,815   (123,213)    (56,723)
 Policy charges...................  (1,049,162)  (1,061,649)    (726,375)   (721,939)   (216,461)   (222,512)
 Transfers for policy benefits and
   terminations...................  (1,221,846)    (787,123)    (923,655)   (501,919)   (163,596)   (128,251)
                                   ------------ ------------ ------------ ----------- ----------- -----------
 Net increase (decrease)
   in net assets resulting
   from policy transactions.......    (700,837)      140,994    (415,818)     447,973   (153,371)    (21,082)
                                   ------------ ------------ ------------ ----------- ----------- -----------
 Net increase (decrease)
   in net assets..................    (241,088)    1,404,277    1,094,776   1,337,433     187,634      93,894
Net Assets:
 Beginning of period..............    9,825,403    8,421,126    9,218,701   7,881,268   2,014,463   1,920,569
                                   ------------ ------------ ------------ ----------- ----------- -----------
 End of period.................... $  9,584,315 $  9,825,403 $ 10,313,477 $ 9,218,701 $ 2,202,097 $ 2,014,463
                                   ============ ============ ============ =========== =========== ===========

  The accompanying notes are an integral part of these financial statements.

     Fidelity VIP            Fidelity VIP            Fidelity VIP               Fidelity VIP
    Growth & Income      Growth Opportunities          Balanced                   Mid Cap
       Division                Division                Division                   Division
----------------------- ----------------------- -----------------------   ------------------------
   2007        2006        2007        2006        2007        2006           2007        2006
   ----        ----        ----        ----        ----        ----           ----        ----
$    22,133 $     1,603 $  (10,074) $     (924) $    36,420 $    12,330   $     11,644 $  (33,951)
    195,850      72,392      76,898      26,910      86,971      47,030      1,437,437   1,227,132
     13,088     139,165     191,147      21,467    (14,872)      60,010      (160,380)   (338,725)
----------- ----------- ----------- ----------- ----------- -----------   ------------ -----------
    231,071     213,160     257,971      47,453     108,519     119,370      1,288,701     854,456
----------- ----------- ----------- ----------- ----------- -----------   ------------ -----------
    421,275     478,701     246,974     282,264     322,105     370,163      1,540,510   1,750,411
    (8,861)      55,084     136,050    (29,892)      66,338      13,889       (53,852)   (217,290)
  (225,092)   (221,849)   (113,110)   (114,127)   (158,588)   (169,840)      (705,611)   (692,182)
  (408,668)   (162,331)   (170,422)    (99,496)   (159,327)    (59,300)    (1,506,513)   (302,614)
----------- ----------- ----------- ----------- ----------- -----------   ------------ -----------
  (221,346)     149,605      99,492      38,749      70,528     154,912      (725,466)     538,325
----------- ----------- ----------- ----------- ----------- -----------   ------------ -----------
      9,725     362,765     357,463      86,202     179,047     274,282        563,235   1,392,781
  2,018,791   1,656,026   1,118,745   1,032,543   1,290,644   1,016,362      8,568,393   7,175,612
----------- ----------- ----------- ----------- ----------- -----------   ------------ -----------
$ 2,028,516 $ 2,018,791 $ 1,476,208 $ 1,118,745 $ 1,469,691 $ 1,290,644   $  9,131,628 $ 8,568,393
=========== =========== =========== =========== =========== ===========   ============ ===========

  The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account C (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on August 1, 1993 to support operations of Paragon with respect to certain variable life policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trust") which is presented below:

Fidelity Variable Insurance Products Fund ("Fidelity VIP")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Premium payments applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owners. The following Divisions were available for investment as of December 31, 2007:

Fidelity VIP Money Market Division
Fidelity VIP High Income Division
Fidelity VIP Growth Division
Fidelity VIP Equity-Income Division
Fidelity VIP Overseas Division
Fidelity VIP Investment Grade Bond Division
Fidelity VIP Asset Manager Division
Fidelity VIP Index 500 Division
Fidelity VIP Contrafund Division
Fidelity VIP Asset Manager: Growth Division
Fidelity VIP Growth & Income Division
Fidelity VIP Growth Opportunities Division
Fidelity VIP Balanced Division
Fidelity VIP Mid Cap Division

This report is prepared for the general information of policy owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES -- (Continued)


Valuation of Investments
Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trust, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

Security Transactions
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Federal Income Taxes
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

Net Transfers
The policy owner has the opportunity to transfer funds between Divisions within the Separate Account. For certain Policies, the policy owner may also transfer funds to the fixed account, which is an investment option in the Company's general account.

Use of Estimates
The preparation of financial statements in accordance GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Adoption of New Accounting Pronouncement
Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48 Accounting for Uncertainty in Income Taxes--An Interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES -- (Concluded)


Future Adoption of New Accounting Pronouncement
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

Change in Basis of Presentation
For the years ended December 31, 2006, 2005, 2004, and 2003, financial statements were previously issued that showed the investment in the Divisions of the Separate Account made through certain Policies (grouped according to the specific funds offered in the policy), and in some cases, through a specific policy. For the year ended December 31, 2007, the financial statements are presented on a combined basis for all Policies investing in each of the Divisions comprising the Separate Account. The current year financial statements have been combined to present each of the Divisions on a comparable basis for all years presented. The combination had no effect on the net assets of the Divisions or unit values of the Policies.

In prior year statements of changes in net assets, the Separate Account reported cost of insurance ("COI") in the financial statement line item "Transfers for policy benefits and terminations." COI has been reclassified and now appears separately in the line item "Policy charges." This reclassification presents COI more consistent with the intent of what COI charges represent. The reclassification had no effect on the net assets of the Divisions or unit values of the Policies.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge and assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statement of operations:

   Mortality and Expense Risk--The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

   The table below represents the effective annual rate for the respective charge for the year ended December 31, 2007:

Mortality and Expense Risk 0.75%

   The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis and generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider. The COI charge is the primary charge under the policy for the death benefit provided by the Company. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year. The administrative charge ranges from $2 to $3.50 and is assessed per month per policy. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. For those policy owners who choose optional living benefit riders, these charges range from $.01 to $3.59 and are deducted monthly. These charges are assessed through the redemption of units and are recorded as policy charges in the accompanying statements of changes in net assets.

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS

                                                                          For the year ended
                                             As of December 31, 2007      December 31, 2007
                                             ----------------------- ----------------------------
                                                                        Cost of       Proceeds
                                              Shares      Cost ($)   Purchases ($) from Sales ($)
                                              ---------  ----------  ------------- --------------
 Fidelity VIP Money Market Division......... 2,939,116    2,939,116    2,660,396     2,274,302
 Fidelity VIP High Income Division..........   389,670    2,656,575      963,898       756,015
 Fidelity VIP Growth Division...............   261,783    9,085,508    2,328,784     2,728,755
 Fidelity VIP Equity-Income Division........   307,241    7,524,488    3,872,017     4,021,296
 Fidelity VIP Overseas Division.............   316,747    6,271,255    3,768,559     3,346,782
 Fidelity VIP Investment Grade Bond Division   323,512    4,073,790    2,278,928     2,356,372
 Fidelity VIP Asset Manager Division........   311,040    4,677,936    1,865,784     1,833,716
 Fidelity VIP Index 500 Division............    58,434    7,995,970    3,518,775     3,939,574
 Fidelity VIP Contrafund Division...........   369,659   10,264,812    5,657,463     3,587,558
 Fidelity VIP Asset Manager: Growth Division   141,965    1,861,613      840,845       921,854
 Fidelity VIP Growth & Income Division......   119,255    1,755,904    1,090,154     1,205,139
 Fidelity VIP Growth Opportunities Division.    65,991    1,206,681    1,089,211       999,818
 Fidelity VIP Balanced Division.............    92,843    1,359,855      956,751       796,894
 Fidelity VIP Mid Cap Division..............   252,519    8,094,864    5,943,922     5,863,068

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS
  For the years ended December 31, 2007, and 2006

                                             Fidelity VIP         Fidelity VIP      Fidelity VIP
                                             Money Market          High Income         Growth
                                               Division             Division          Division
                                        ----------------------- ----------------- -----------------
                                           2007        2006       2007     2006     2007     2006
                                           ----        ----       ----     ----     ----     ----
Units beginning of year................   1,662,005   1,675,768  112,262  110,854  160,334  168,876
Units issued and transferred from other
  funding options......................   1,641,638   1,887,730   28,395   35,139   39,034   37,594
Units redeemed and transferred to other
  funding options...................... (1,471,556) (1,901,493) (26,997) (33,731) (45,242) (46,136)
                                        ----------- ----------- -------- -------- -------- --------
Units end of year......................   1,832,087   1,662,005  113,660  112,262  154,126  160,334
                                        =========== =========== ======== ======== ======== ========

                                             Fidelity VIP         Fidelity VIP      Fidelity VIP
                                             Asset Manager          Index 500        Contrafund
                                               Division             Division          Division
                                        ----------------------- ----------------- -----------------
                                           2007        2006       2007     2006     2007     2006
                                           ----        ----       ----     ----     ----     ----
Units beginning of year................     153,245     154,055   51,735   50,933  206,107  195,381
Units issued and transferred from other
  funding options......................      36,008      41,836   13,028   17,979   46,392   68,812
Units redeemed and transferred to other
  funding options......................    (46,854)    (42,646) (16,540) (17,177) (54,936) (58,086)
                                        ----------- ----------- -------- -------- -------- --------
Units end of year......................     142,399     153,245   48,223   51,735  197,563  206,107
                                        =========== =========== ======== ======== ======== ========

                                             Fidelity VIP         Fidelity VIP
                                               Balanced              Mid Cap
                                               Division             Division
                                        ----------------------- -----------------
                                           2007        2006       2007     2006
                                           ----        ----       ----     ----
Units beginning of year................      61,155      53,394  219,069  205,216
Units issued and transferred from other
  funding options......................      23,191      29,611   67,547   96,053
Units redeemed and transferred to other
  funding options......................    (20,003)    (21,850) (83,179) (82,200)
                                        ----------- ----------- -------- --------
Units end of year......................      64,343      61,155  203,437  219,069
                                        =========== =========== ======== ========

               Fidelity VIP          Fidelity VIP      Fidelity VIP
               Equity-Income           Overseas      Investment Grade Bond
                 Division              Division          Division
             --------------------- ----------------- ---------------------
               2007       2006       2007     2006     2007       2006
                ----       ----      ----     ----      ----       ----
              145,501    139,516    192,742  183,830  185,737    185,320
               33,247     53,294     49,556   65,065   66,492     82,972
             (47,709)   (47,309)   (55,285) (56,153) (76,077)   (82,555)
              --------   --------  -------- --------  --------   --------
              131,039    145,501    187,013  192,742  176,152    185,737
              ========   ========  ======== ========  ========   ========

               Fidelity VIP          Fidelity VIP      Fidelity VIP
             Asset Manager: Growth  Growth & Income  Growth Opportunities
                 Division              Division          Division
             --------------------- ----------------- ---------------------
               2007       2006       2007     2006     2007       2006
                ----       ----      ----     ----      ----       ----
               89,546     90,655    101,777   93,785   54,011     52,175
               21,860     31,136     26,478   44,721   32,835     31,026
             (28,506)   (32,245)   (36,359) (36,729) (28,556)   (29,190)
              --------   --------  -------- --------  --------   --------
               82,900     89,546     91,896  101,777   58,290     54,011
              ========   ========  ======== ========  ========   ========

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                              As of December 31               For the year ended December 31
                                       -------------------------------- -------------------------------------------
                                                 Unit Value             Investment/1/ Expense Ratio/2/ Total Return/3/
                                                  Lowest to     Net        Income        Lowest to       Lowest to
                                         Units   Highest ($) Assets ($)  Ratio (%)      Highest (%)     Highest (%)
                                       --------- ----------- ---------- ------------  ---------------  --------------
  Fidelity VIP Money Market       2007 1,832,087     1.60     2,939,152     5.00           0.75                 4.17
   Division                       2006 1,662,005     1.54     2,553,006     4.74           0.75                 4.10
                                  2005 1,675,768     1.48     2,472,849     2.56           0.75           .50 - 2.27
                                  2004 1,027,534     1.44     1,482,691     1.20           0.75                   --
                                  2003 1,170,298     1.44     1,681,087     0.99           0.75                 0.70

  Fidelity VIP High Income        2007   113,660    20.50     2,330,445     8.35           0.75                 2.01
   Division                       2006   112,262    20.10     2,256,248     7.85           0.75                10.41
                                  2005   110,854    18.20     2,017,975    14.69           0.75          1.60 - 1.93
                                  2004    98,462    17.86     1,758,385     8.00           0.75                 8.77
                                  2003    97,568    16.42     1,601,901     6.97           0.75                26.31

  Fidelity VIP Growth Division    2007   154,126    76.64    11,811,647     0.81           0.75                26.03
                                  2006   160,334    60.81     9,750,671     0.38           0.75                 6.05
                                  2005   168,876    57.34     9,683,990     0.46           0.75          4.99 - 5.01
                                  2004   166,824    54.61     9,110,108     0.27           0.75                 2.61
                                  2003   172,100    53.22     9,159,702     0.26           0.75                31.86

  Fidelity VIP Equity-Income      2007   131,039    56.06     7,346,143     1.74           0.75                 0.77
   Division                       2006   145,501    55.63     8,094,439     3.38           0.75                19.30
                                  2005   139,516    46.63     6,506,093     1.69           0.75          4.90 - 5.07
                                  2004   109,537    44.38     4,861,361     1.52           0.75                10.70
                                  2003   110,525    40.09     4,431,309     1.79           0.75                29.38

  Fidelity VIP Overseas Division  2007   187,013    42.89     8,020,322     3.23           0.75                16.44
                                  2006   192,742    36.83     7,099,207     0.83           0.75                17.20
                                  2005   183,830    31.43     5,777,349     0.89           0.75        11.21 - 18.16
                                  2004   137,379    26.60     3,654,018     1.11           0.75                12.81
                                  2003   130,062    23.58     3,067,257     0.79           0.75                42.31

  Fidelity VIP Investment Grade   2007   176,152    23.43     4,128,009     4.17           0.75                 3.55
   Bond Division                  2006   185,737    22.63     4,202,694     3.88           0.75                 3.57
                                  2005   185,320    21.85     4,048,739     3.51           0.75          1.31 - 1.43
                                  2004   128,719    21.54     2,772,562     5.82           0.75                 3.66
                                  2003   115,931    20.78     2,408,641     4.47           0.75                 4.42

  Fidelity VIP Asset Manager      2007   142,399    36.19     5,153,918     6.07           0.75                14.65
   Division                       2006   153,245    31.57     4,838,125     2.60           0.75                 6.52
                                  2005   154,055    29.64     4,566,198     2.41           0.75          3.27 - 3.38
                                  2004   133,067    28.70     3,819,318     2.65           0.75                 4.67
                                  2003   133,778    27.42     3,668,079     3.58           0.75                17.08

  Fidelity VIP Index 500          2007    48,223   198.75     9,584,315     3.58           0.75                 4.65
   Division                       2006    51,735   189.92     9,825,403     1.65           0.75                14.86
                                  2005    50,933   165.34     8,421,126     1.48           0.75                 4.04
                                  2004    40,059   158.92     6,366,038     1.26           0.75                 9.79
                                  2003    38,640   144.75     5,593,210     1.37           0.75                27.45

                         PARAGON SEPARATE ACCOUNT C OF
                      METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Concluded)

6. FINANCIAL HIGHLIGHTS -- (Concluded)

                                               As of December 31              For the year ended December 31
                                         ------------------------------ -------------------------------------------
                                                 Unit Value             Investment/1/ Expense Ratio/2/ Total Return/3/
                                                  Lowest to     Net        Income        Lowest to       Lowest to
                                          Units  Highest ($) Assets ($)  Ratio (%)      Highest (%)     Highest (%)
                                         ------- ----------- ---------- ------------  ---------------  --------------
  Fidelity VIP Contrafund Division  2007 197,563    52.20    10,313,477     0.95           0.75                16.71
                                    2006 206,107    44.73     9,218,701     1.29           0.75                10.88
                                    2005 195,381    40.34     7,881,268     0.25           0.75         5.09 - 16.06
                                    2004 146,429    34.76     5,089,133     0.31           0.75                14.64
                                    2003 134,306    30.32     4,072,733     0.44           0.75                27.50

  Fidelity VIP Asset Manager:       2007  82,900    26.56     2,202,097     4.26           0.75                18.06
   Growth Division                  2006  89,546    22.50     2,014,463     1.94           0.75                 6.19
                                    2005  90,655    21.19     1,920,569     1.85           0.75          3.11 - 3.97
                                    2004  62,567    20.55     1,285,480     2.25           0.75                 5.22
                                    2003  66,129    19.53     1,291,641     2.84           0.75                22.37

  Fidelity VIP Growth & Income      2007  91,896    22.07     2,028,516     1.81           0.75                11.26
   Division                         2006 101,777    19.84     2,018,791     0.84           0.75                12.33
                                    2005  93,785    17.66     1,656,026     1.14           0.75          4.19 - 6.83
                                    2004  62,670    16.53     1,035,876     0.83           0.75                 5.02
                                    2003  61,231    15.74       963,848     1.17           0.75                22.87

  Fidelity VIP Growth               2007  58,290    25.33     1,476,208       --           0.75                22.29
   Opportunities Division           2006  54,011    20.71     1,118,745     0.66           0.75                 4.67
                                    2005  52,175    19.79     1,032,543     0.59           0.75          5.28 - 8.08
                                    2004  27,188    18.31       497,850     0.53           0.75                 6.38
                                    2003  28,596    17.21       492,180     0.71           0.75                28.93

  Fidelity VIP Balanced Division    2007  64,343    22.84     1,469,691     3.31           0.75                 8.25
                                    2006  61,155    21.10     1,290,644     1.83           0.75                10.87
                                    2005  53,394    19.03     1,016,362     1.92           0.75          4.98 - 5.44
                                    2004  31,995    18.13       580,158     1.90           0.75                 4.68
                                    2003  27,871    17.32       482,766     2.59           0.75                16.87

  Fidelity VIP Mid Cap Division     2007 203,437    44.89     9,131,628     0.88           0.75                14.77
                                    2006 219,069    39.11     8,568,393     0.33           0.75                11.86
                                    2005 205,216    34.97     7,175,612       --           0.75         7.21 - 17.42
                                    2004 120,161    29.78     3,578,175       --           0.75                23.98
                                    2003 100,814    24.02     2,421,343     0.39           0.75                37.65

1These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Division invests.
2These amounts represent the annualized policy expenses of the Separate
 Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.
3These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented. For those policy owners who choose optional living benefit riders, these charges range from $.01 to $3.59 and are deducted monthly.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

New York, New York
April 3, 2008

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2007       2006
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $157,779 and $157,673,
     respectively)............................................  $161,664   $162,385
  Equity securities available-for-sale, at estimated fair
     value (cost: $4,053 and $3,000, respectively)............     4,304      3,487
  Trading securities, at estimated fair value (cost: $456 and
     $548, respectively)......................................       457        563
  Mortgage and consumer loans.................................    40,012     35,939
  Policy loans................................................     8,736      8,587
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,351      4,308
  Real estate held-for-sale...................................       172        177
  Other limited partnership interests.........................     4,945      3,670
  Short-term investments......................................       678      1,244
  Other invested assets.......................................     8,975      6,960
                                                                --------   --------
     Total investments........................................   235,294    227,320
Cash and cash equivalents.....................................     2,331      1,455
Accrued investment income.....................................     2,529      2,328
Premiums and other receivables................................    25,351      9,707
Deferred policy acquisition costs and value of business
  acquired....................................................    12,141     12,043
Other assets..................................................     6,548      6,240
Separate account assets.......................................    89,720     80,965
                                                                --------   --------
     Total assets.............................................  $373,914   $340,058
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 99,840   $ 96,599
  Policyholder account balances...............................    87,660     80,498
  Other policyholder funds....................................     7,743      7,372
  Policyholder dividends payable..............................       991        957
  Policyholder dividend obligation............................       789      1,063
  Short-term debt.............................................       357        833
  Long-term debt..............................................     3,215      2,369
  Collateral financing arrangements...........................       850        850
  Junior subordinated debt securities.........................       399        399
  Shares subject to mandatory redemption......................       159        278
  Current income tax payable..................................       392        781
  Deferred income tax liability...............................     1,926      2,453
  Payables for collateral under securities loaned and other
     transactions.............................................    28,952     32,119
  Other liabilities...........................................    29,620     13,330
  Separate account liabilities................................    89,720     80,965
                                                                --------   --------
     Total liabilities........................................   352,613    320,866
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 15)
STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  December 31, 2007 and 2006..................................         5          5
Additional paid-in capital....................................    14,426     14,343
Retained earnings.............................................     5,529      3,812
Accumulated other comprehensive income........................     1,341      1,032
                                                                --------   --------
     Total stockholder's equity...............................    21,301     19,192
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $373,914   $340,058
                                                                ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $21,345   $20,284   $19,256
Universal life and investment-type product policy
  fees.................................................    2,246     2,183     1,948
Net investment income..................................   13,486    12,297    11,718
Other revenues.........................................    1,002       890       820
Net investment gains (losses)..........................     (464)     (827)      179
                                                         -------   -------   -------
       Total revenues..................................   37,615    34,827    33,921
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   22,264    21,137    20,445
Interest credited to policyholder account balances.....    3,777     3,247     2,596
Policyholder dividends.................................    1,687     1,671     1,647
Other expenses.........................................    6,344     6,314     5,717
                                                         -------   -------   -------
       Total expenses..................................   34,072    32,369    30,405
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    3,543     2,458     3,516
Provision for income tax...............................    1,138       636     1,093
                                                         -------   -------   -------
Income from continuing operations......................    2,405     1,822     2,423
Income from discontinued operations, net of income
  tax..................................................       27       104       830
                                                         -------   -------   -------
Net income.............................................  $ 2,432   $ 1,926   $ 3,253
                                                         =======   =======   =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                           -----------------------------------------
                                                                                 NET          FOREIGN       DEFINED
                                                   ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                          COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                          STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)   ADJUSTMENTS   ADJUSTMENT    TOTAL
                                         -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005.............  $     5    $ 13,827     $ 2,696     $     2,408     $      186    $   (130)   $18,992
Treasury stock transactions, net -- by
  subsidiary...........................                  (15)                                                              (15)
Issuance of stock options -- by
  subsidiary...........................                   (4)                                                               (4)
Dividends on common stock..............                           (3,200)                                               (3,200)
Comprehensive income:
  Net income...........................                            3,253                                                 3,253
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              184                                   184
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             (783)                                 (783)
     Foreign currency translation
       adjustments, net of income tax..                                                             (49)                   (49)
     Additional minimum pension
       liability adjustment, net of
       income tax......................                                                                          89         89
                                                                                                                       -------
     Other comprehensive income
       (loss)..........................                                                                                   (559)
                                                                                                                       -------
  Comprehensive income.................                                                                                  2,694
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2005...........        5      13,808       2,749           1,809            137         (41)    18,467
Treasury stock transactions, net -- by
  subsidiary...........................                   12                                                                12
Excess tax benefits related to stock-
  based compensation...................                   34                                                                34
Capital contribution from Holding
  Company -- (Notes 2 and 17)..........                  489                                                               489
Dividends on common stock..............                             (863)                                                 (863)
Comprehensive income:
  Net income...........................                            1,926                                                 1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                              (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax..                                                               7                      7
     Additional minimum pension
       liability adjustment, net of
       income tax......................                                                                         (18)       (18)
                                                                                                                       -------
     Other comprehensive income
       (loss)..........................                                                                                   (124)
                                                                                                                       -------
  Comprehensive income.................                                                                                  1,802
                                                                                                                       -------
     Adoption of SFAS 158, net of
       income tax......................                                                                        (749)      (749)
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2006...........        5      14,343       3,812           1,696            144        (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1).........................                             (215)                                                 (215)
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at January 1, 2007.............        5      14,343       3,597           1,696            144        (808)    18,977
Treasury stock transactions, net -- by
  subsidiary...........................                   10                                                                10
Capital contribution from Holding
  Company -- (Notes 10 and 17).........                    7                                                                 7
Excess proceeds received on sale of
  interests in affiliate -- (Note 17)..                   30                                                                30
Excess tax benefits related to stock-
  based compensation...................                   36                                                                36
Dividends on common stock..............                             (500)                                                 (500)
Comprehensive income:
  Net income...........................                            2,432                                                 2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax..                                                             139                    139
     Defined benefit plans adjustment,
       net of income tax...............                                                                         524        524
                                                                                                                       -------
     Other comprehensive income........                                                                                    309
                                                                                                                       -------
  Comprehensive income.................                                                                                  2,741
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2007...........       $5     $14,426     $ 5,529          $1,342           $283       $(284)   $21,301
                                         =======    ========     =======     ===========     ==========    ========    =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                         2007       2006        2005
                                                       --------   --------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income...........................................  $  2,432   $  1,926   $   3,253
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization expenses..........       368        308         299
     Amortization of premiums and accretion of
       discounts associated with investments, net....      (592)      (467)       (203)
     (Gains) losses from sales of investments and
       businesses, net...............................       420        687      (1,379)
     Undistributed equity earnings of real estate
       joint ventures and other limited partnership
       interests.....................................      (433)      (376)       (399)
     Interest credited to policyholder account
       balances......................................     3,777      3,247       2,596
     Universal life and investment-type product
       policy fees...................................    (2,246)    (2,183)     (1,948)
     Change in accrued investment income.............      (201)      (295)        (24)
     Change in premiums and other receivables........       228     (3,565)       (734)
     Change in deferred policy acquisition costs,
       net...........................................      (598)      (672)       (504)
     Change in insurance-related liabilities.........     4,022      3,743       3,794
     Change in trading securities....................       188       (196)       (375)
     Change in income tax payable....................       715        144         147
     Change in other assets..........................      (232)       772        (236)
     Change in other liabilities.....................    (1,309)     1,109       1,878
     Other, net......................................        51        (37)         24
                                                       --------   --------   ---------
Net cash provided by operating activities............     6,590      4,145       6,189
                                                       --------   --------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.......................    73,576     73,351     118,459
     Equity securities...............................     1,265        858         777
     Mortgage and consumer loans.....................     8,085      7,632       7,890
     Real estate and real estate joint ventures......       503        847       1,922
     Other limited partnership interests.............       764      1,253         953
  Purchases of:
     Fixed maturity securities.......................   (73,375)   (90,163)   (119,375)
     Equity securities...............................    (2,204)      (731)     (1,057)
     Mortgage and consumer loans.....................   (11,891)   (10,535)     (9,473)
     Real estate and real estate joint ventures......    (1,369)    (1,069)     (1,323)
     Other limited partnership interests.............    (1,459)    (1,551)     (1,012)
  Net change in short-term investments...............       582       (362)        409
  Purchases of subsidiaries, net of cash received of
     $0, $0 and $0, respectively.....................        --       (193)         --
  Proceeds from sales of businesses, net of cash
     disposed of $0, $0 and $43, respectively........        25         48         260
  Excess proceeds received on sale of interests in
     affiliate.......................................        30         --          --
  Net change in policy loans.........................      (149)      (176)       (156)
  Net change in other invested assets................    (1,587)    (1,084)       (598)
  Net change in property, equipment and leasehold
     improvements....................................       (88)      (109)       (114)
  Other, net.........................................        22         (4)        (69)
                                                       --------   --------   ---------
Net cash used in investing activities................  $ (7,270)  $(21,988)  $  (2,507)
                                                       --------   --------   ---------




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                          2007       2006       2005
                                                        --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................  $ 39,125   $ 37,411   $ 30,008
     Withdrawals......................................   (34,135)   (31,366)   (26,732)
  Net change in payables for collateral under
     securities loaned and other transactions.........    (3,167)    11,110     (4,221)
  Net change in short-term debt.......................      (476)       380       (992)
  Long-term debt issued...............................     1,705          8      1,216
  Long-term debt repaid...............................      (894)      (112)      (794)
  Collateral financing arrangements issued............        --        850         --
  Capital contribution from the Holding Company.......         7         93         --
  Shares subject to mandatory redemption..............      (131)        --         --
  Junior subordinated debt securities issued..........        --         --        399
  Dividends on common stock...........................      (500)      (863)    (3,200)
  Debt and equity issuance costs......................        (8)       (13)        --
  Other, net..........................................        30         13         (7)
                                                        --------   --------   --------
Net cash provided by (used in) financing activities...     1,556     17,511     (4,323)
                                                        --------   --------   --------
Change in cash and cash equivalents...................       876       (332)      (641)
Cash and cash equivalents, beginning of year..........     1,455      1,787      2,428
                                                        --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR................  $  2,331   $  1,455   $  1,787
                                                        ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year...................................  $     --   $     --   $     58
                                                        ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR.........................................  $     --   $     --   $     --
                                                        ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year...................................  $  1,455   $  1,787   $  2,370
                                                        ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR.........................................  $  2,331   $  1,455   $  1,787
                                                        ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.........................................  $    332   $    256   $    203
                                                        ========   ========   ========
     Income tax.......................................  $  1,010   $    197   $  1,385
                                                        ========   ========   ========
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed................................  $     --   $     --   $    366
       Less: liabilities disposed.....................        --         --        269
                                                        --------   --------   --------
       Net assets disposed............................        --         --         97
       Plus: equity securities received...............        --         --         43
       Less: cash disposed............................        --         --         43
                                                        --------   --------   --------
       Business disposition, net of cash disposed.....  $     --   $     --   $     97
                                                        ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation.....................................  $     --   $     --   $      1
                                                        ========   ========   ========
     Real estate acquired in satisfaction of debt.....  $     --   $      6   $      1
                                                        ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax............................  $     --   $    377   $     --
                                                        ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary.....................................  $     --   $     19   $     --
                                                        ========   ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance and other financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. The Company is organized into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. The Reinsurance segment has operations in various international markets. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life Insurance Company and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1.7 billion and $1.5 billion at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flow for the year ended December 31, 2006. See Note 11 for a description of the transaction. See also
Note 20 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist principally of leveraged leases and funds withheld at interest. Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses) except for those (i) in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company, and (ii) in net investment income for all derivatives held in relation to the trading portfolios. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.1 billion at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $622 million and $538 million at December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $109 million, $101 million and $94 million for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.1 billion and $1.0 billion at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $760 million and $664 million at December 31, 2007 and 2006, respectively. Related amortization expense was $102 million, $93 million and $97 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 10%.

     Participating business represented approximately 9% of the Company's life insurance in-force, and 76% of the number of life insurance policies in-force, at both December 31, 2007 and 2006. Participating policies represented approximately 36% and 36%, 34% and 33%, and 35% and 34% of gross and net life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Income Taxes

     The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with the Holding Company. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 14) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. As of December 31, 2007, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), were offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from the Holding Company. The accounting policies described below represent those that the Holding Company applies in determining such allocated expense.

     Stock-based compensation grants prior to January 1, 2003 were accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Compensation expense, if any, was recorded based upon the excess of the quoted market price at grant date over the amount the employee was required to pay to acquire the stock. Under the provisions of APB 25, there was no compensation expense resulting from the issuance of stock options as the exercise price was equivalent to the fair market value at the date of grant. Compensation expense was recognized under the Long-Term Performance Compensation Plan ("LTPCP"), as described more fully in Note 17.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method of SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was accrued over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. As required by SFAS 148, the Company discloses the pro forma impact as if the stock options granted prior to January 1, 2003 had been accounted for using the fair value provisions of SFAS 123 rather than the intrinsic value method prescribed by APB 25. See Note 17.

     Effective January 1, 2006, the Holding Company adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which replaces SFAS 123 and supersedes APB 25. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Holding Company's stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. SFAS 123(r) also requires an estimation of future forfeitures of stock-based awards to be incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $35 million increase in the liability for unrecognized tax benefits, an $11 million decrease in the interest liability for unrecognized tax benefits, and a corresponding reduction to the January 1, 2007 balance of retained earnings of $13 million, net of $11 million of minority interest. See also Note 14.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Holding Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also Summary of "Significant Accounting Policies and Critical Accounting Estimates" and Note 16.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, the Holding Company adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission ("SEC") in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment ("SAB 107") -- using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. The Holding Company had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003, and prior to January 1, 2003, accounted for its stock-based awards to employees under the intrinsic value method prescribed by APB 25. The Holding Company did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by APB 25 had vested prior to the adoption date and the Company, in conjunction with the Holding Company, had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003. As required by SFAS 148, and carried forward in the provisions of SFAS 123(r), the Company discloses the pro forma impact as if stock-based awards accounted for under APB 25 had been accounted for under the fair value method in Note 17.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), the Holding Company changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, the Holding Company changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility. The pro forma impact of this change in expense recognition policy for stock-based compensation is detailed in Note 17.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted FASB Staff Position ("FSP") No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FSP No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there is no material impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FSP No. FSP FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"),

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for nonacquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP FAS 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2.  ACQUISITIONS AND DISPOSITIONS

     On October 20, 2006, the Holding Company sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, the Holding Company contributed $17 million to the Company. See Note 17.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC ("MRS") (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the value of customer relationships acquired ("VOCRA"). Further information on VOCRA is described in Note 7.

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in
Note 17, from the Holding Company of $377 million in the form of intangible assets related to the value of distribution agreements ("VODA") of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through the Holding Company's acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 20 for information on the disposition of P.T. Sejahtera ("MetLife Indonesia") and SSRM Holdings, Inc. ("SSRM").

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 53,468   $1,518   $1,292    $ 53,694     33.2%
Residential mortgage-backed
  securities.........................     37,187      456      249      37,394     23.1
Foreign corporate securities.........     25,704    1,449      480      26,673     16.5
U.S. Treasury/agency securities......     14,274    1,297        1      15,570      9.6
Commercial mortgage-backed
  securities.........................     13,122      213      105      13,230      8.2
Asset-backed securities..............      7,528       33      340       7,221      4.5
Foreign government securities........      5,743    1,424       24       7,143      4.4
State and political subdivision
  securities.........................        519       13       10         522      0.4
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $157,779   $6,415   $2,530    $161,664    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,999   $  540   $   93    $  2,446     56.8%
Non-redeemable preferred stock.......      2,054       34      230       1,858     43.2
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  4,053   $  574   $  323    $  4,304    100.0%
                                        ========   ======   ======    ========    =====




                                                       DECEMBER 31, 2006
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 51,003   $1,829   $  492    $ 52,340     32.2%
Residential mortgage-backed
  securities.........................     34,617      312      204      34,725     21.4
Foreign corporate securities.........     23,228    1,381      226      24,383     15.0
U.S. Treasury/agency securities......     20,662      944      108      21,498     13.2
Commercial mortgage-backed
  securities.........................     11,794      164       72      11,886      7.3
Asset-backed securities..............      9,369       55       41       9,383      5.8
Foreign government securities........      5,024    1,238       12       6,250      3.9
State and political subdivision
  securities.........................      1,743       27       12       1,758      1.1
Other fixed maturity securities......        233        6       77         162      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $157,673   $5,956   $1,244    $162,385    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,454   $  457   $   14    $  1,897     54.4%
Non-redeemable preferred stock.......      1,546       59       15       1,590     45.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,000   $  516   $   29    $  3,487    100.0%
                                        ========   ======   ======    ========    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $7.8 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $1.5 billion and $2.0 billion, respectively, and unrealized losses of $139 million and $3 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 36% have been guaranteed by financial guarantors, of which 59% was guaranteed by financial guarantors who remain Aaa rated through February 2008. Overall, at December 31, 2007, $3.5 billion of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $1.6 billion, $1.4 billion and $479 million at December 31, 2007, are included within corporate securities, asset-backed securities and state and political subdivisions, respectively, and 82% were guaranteed by financial guarantors who remain Aaa rated through February 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11.9 billion and $12.0 billion at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $87 million and $534 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were $12 million and $10 million at December 31, 2007 and 2006, respectively. Net unrealized gains associated with non-income producing fixed maturity securities were $11 million and $3 million at December 31, 2007 and 2006, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  2,793    $  2,889     $  4,531    $  4,616
Due after one year through five years...     27,817      28,560       28,494      29,095
Due after five years through ten years..     26,059      26,452       25,535      26,071
Due after ten years.....................     43,273      45,918       43,333      46,609
                                           --------    --------     --------    --------
  Subtotal..............................     99,942     103,819      101,893     106,391
Mortgage-backed and asset-backed
  securities............................     57,837      57,845       55,780      55,994
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $157,779    $161,664     $157,673    $162,385
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Proceeds.........................................  $54,680   $57,861   $97,347
Gross investment gains...........................  $   545   $   387   $   623
Gross investment losses..........................  $  (660)  $  (855)  $  (956)


  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                   DECEMBER 31, 2007
                                ------------------------------------------------------
                                                      EQUAL TO OR
                                  LESS THAN 12      GREATER THAN 12
                                     MONTHS             MONTHS              TOTAL
                                ----------------   ----------------   ----------------
                                ESTI-     GROSS    ESTI-     GROSS    ESTI-     GROSS
                                MATED    UNREAL-   MATED    UNREAL-   MATED    UNREAL-
                                 FAIR     IZED      FAIR     IZED      FAIR     IZED
                                VALUE     LOSS     VALUE     LOSS     VALUE     LOSS
                                -----   --------   -----   --------   -----   --------
                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
                                $18,-              $6,1-              $24,-
U.S. corporate securities.....    213    $  907       21     $385       334    $1,292
Residential mortgage-backed      9,4-               4,0-               13,-
  securities..................     16       180       79       69       495       249
                                 6,8-               3,2-               10,-
Foreign corporate securities..     98       306       78      174       176       480
U.S. Treasury/agency
  securities..................    125         1      279       --       404         1
Commercial mortgage-backed       1,7-               2,2-               3,9-
  securities..................     23        59       46       46        69       105
                                 4,9-                                  5,7-
Asset-backed securities.......     32       267      808       73        40       340
Foreign government
  securities..................    563        16      215        8       778        24
State and political
  subdivision securities......    155         7       81        3       236        10
Other fixed maturity
  securities..................     74        29       --       --        74        29
                                -----   --------   -----   --------   -----   --------
  Total fixed maturity          $42,-              $17,-              $59,-
     securities...............    099    $1,772      107     $758       206    $2,530
                                =====   ========   =====   ========   =====   ========
                                $1,8-                                 $2,1-
Equity securities.............     68    $  283    $ 293     $ 40        61    $  323
                                =====   ========   =====   ========   =====   ========
Total number of securities in
  an unrealized loss             3,6-               2,8-
  position....................     37                 48
                                =====              =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                       DECEMBER 31, 2006
                                  ------------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN 12
                                       LESS THAN 12 MONTHS                  MONTHS                          TOTAL
                                  ----------------------------   ----------------------------   ----------------------------
                                   ESTIMATED        GROSS         ESTIMATED        GROSS         ESTIMATED        GROSS
                                  FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                                  ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $11,033      $       152       $ 8,162      $       340       $19,195     $         492
Residential mortgage-backed
  securities....................     10,108               52         8,329              152        18,437               204
Foreign corporate securities....      4,319               61         4,411              165         8,730               226
U.S. Treasury/agency
  securities....................      9,075               99           377                9         9,452               108
Commercial mortgage-backed
  securities....................      3,799               21         2,058               51         5,857                72
Asset-backed securities.........      3,184               27           662               14         3,846                41
Foreign government securities...        409                6           242                6           651                12
State and political subdivision
  securities....................        217                9           104                3           321                12
Other fixed maturity
  securities....................        122               77            --               --           122                77
                                    -------      -----------       -------      -----------       -------     -------------
  Total fixed maturity
     securities.................    $42,266             $504       $24,345             $740       $66,611            $1,244
                                    =======      ===========       =======      ===========       =======     =============
Equity securities...............    $   613             $ 17       $   287             $ 12       $   900            $   29
                                    =======      ===========       =======      ===========       =======     =============
Total number of securities in an
  unrealized loss position......      4,134                          2,129
                                    =======                        =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2007
                                              -------------------------------------------------------
                                              COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                     COST               LOSS            SECURITIES
                                              -----------------  -----------------  -----------------
                                              LESS THAN  20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                 20%      MORE      20%      MORE      20%      MORE
                                              ---------  ------  ---------  ------  ---------  ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months........................   $ 28,650  $1,250    $  896    $ 366    3,213      550
Six months or greater but less than nine
  months....................................      9,799      15       484        4      981       10
Nine months or greater but less than twelve
  months....................................      6,706      --       409       --      628        1
Twelve months or greater....................     17,790      10       690        4    1,690        6
                                               --------  ------   -------    -----
  Total.....................................    $62,945  $1,275   $ 2,479     $374
                                               ========  ======   =======    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2006
                                               --------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                      COST               LOSS             SECURITIES
                                               -----------------  ------------------  -----------------
                                               LESS THAN  20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                  20%      MORE      20%       MORE      20%      MORE
                                               ---------  ------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months.........................   $ 32,410   $  25    $  346   $     7    3,112      62
Six months or greater but less than nine
  months.....................................      1,657       3        28         1      300       1
Nine months or greater but less than twelve
  months.....................................      9,305      --       139        --      659      --
Twelve months or greater.....................     25,356      28       746         6    2,123       6
                                                --------   -----   -------   -------
  Total......................................    $68,728     $56   $ 1,259       $14
                                                ========   =====   =======   =======



     At December 31, 2007 and 2006, $2.5 billion and $1.3 billion, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $374 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 29% of the cost or amortized cost of such securities. Of such unrealized losses of $374 million, $366 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $14 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. Of such unrealized losses of $14 million, $7 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held 16 fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These securities represented 8%, or $224 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities. The Company held four fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 7%, or $95 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

     At December 31, 2007 and 2006, the Company had $2.9 billion and $1.3 billion, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    45%    39%
  Foreign corporate securities...............................    17     18
  Asset-backed securities....................................    12      3
  Residential mortgage-backed securities.....................     9     16
  Commercial mortgage-backed securities......................     4      6
  Other......................................................    13     18
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
INDUSTRY:
  Finance....................................................    35%     7%
  Industrial.................................................    18     24
  Mortgage-backed............................................    13     22
  Utility....................................................     9     12
  Government.................................................     1      9
  Other......................................................    24     26
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $26.9 billion and $30.1 billion and an estimated fair value of $27.9 billion and $31.0 billion were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $28.7 billion and $32.0 billion at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2007. Security collateral of $17 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 could not have been sold or repledged and was not reflected in the consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1.7 billion and $1.2 billion at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2.4 billion and $2.3 billion at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 4. Additionally, the Company has pledged certain of its fixed maturity securities and mortgage loans in support of its funding agreements as described in Note 7.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2007                2006
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,145      78%    $28,369      78%
Agricultural mortgage loans.................    8,985      22       7,527      21
Consumer loans..............................       63      --         203       1
                                              -------   -------   -------   -------
  Total.....................................   40,193     100%     36,099     100%
                                                        =======             =======
Less: Valuation allowances..................      181                 160
                                              -------             -------
  Mortgage and consumer loans...............  $40,012             $35,939
                                              =======             =======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2007, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $373 million and $372 million at December 31, 2007 and 2006, respectively.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at January 1,..................................  $160   $149   $154
Additions..............................................    70     28     43
Deductions.............................................   (49)   (17)   (48)
                                                         ----   ----   ----
Balance at December 31,................................  $181   $160   $149
                                                         ====   ====   ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Impaired loans with valuation allowances....................  $552   $371
Impaired loans without valuation allowances.................     8     39
                                                              ----   ----
  Subtotal..................................................   560    410
Less: Valuation allowances on impaired loans................    67     20
                                                              ----   ----
  Impaired loans............................................  $493   $390
                                                              ====   ====



     The average investment on impaired loans was $399 million, $145 million and $152 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was $35 million, $1 million and $6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The investment in restructured loans was $2 million and $9 million at December 31, 2007 and 2006, respectively. Interest income of less than $1 million, $1 million and $2 million was recognized on restructured loans for the years ended December 31, 2007, 2006 and 2005, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to less than $1 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $1 million and $7 million at December 31, 2007 and 2006, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $18 million and $35 million at December 31, 2007 and 2006, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $6 million and $30 million at December 31, 2007 and 2006, respectively.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,124   $3,974
Accumulated depreciation.................................   (1,068)    (994)
                                                           -------   ------
Net real estate..........................................    3,056    2,980
Real estate joint ventures...............................    2,295    1,328
                                                           -------   ------
  Real estate and real estate joint ventures.............    5,351    4,308
Real estate held-for-sale................................      172      177
                                                           -------   ------
  Total real estate holdings.............................  $ 5,523   $4,485
                                                           =======   ======



     Related depreciation expense on real estate was $112 million, $107 million and $103 million for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts include $13 million, $14 million and $30 million of depreciation expense related to discontinued operations for the years ended December 31, 2007, 2006 and 2005, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2007. Impairment losses recognized on real estate held-for-sale were $8 million and $5 million for the years ended

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2006 and 2005, respectively. The carrying value of non-income producing real estate was $8 million at both December 31, 2007 and 2006. The Company did not own real estate acquired in satisfaction of debt at December 31, 2007. The Company owned real estate acquired in satisfaction of debt of less than $1 million at December 31, 2006.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,417      44%    $2,335      52%
Apartments....................................   1,226      22        737      17
Retail........................................     561      10        534      12
Real estate investment funds..................     404       7        307       7
Development joint ventures....................     383       7        169       4
Industrial....................................     356       7        291       6
Land..........................................     107       2         50       1
Agriculture...................................       9      --         --      --
Other.........................................      60       1         62       1
                                                ------   -------   ------   -------
  Total real estate holdings..................  $5,523     100%    $4,485     100%
                                                ======   =======   ======   =======



     The Company's real estate holdings are primarily located in the United States. At December 31, 2007, 20%, 10%, 10% and 10% of the Company's real estate holdings were located in California, Texas, Florida and New York, respectively.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $ 1,483   $1,055
Estimated residual values................................    1,185      887
                                                           -------   ------
  Subtotal...............................................    2,668    1,942
Unearned income..........................................   (1,031)    (694)
                                                           -------   ------
  Investment in leveraged leases.........................  $ 1,637   $1,248
                                                           =======   ======



     The Company's deferred income tax liability related to leveraged leases was $798 million and $670 million at December 31, 2007 and 2006, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 48     $ 51     $ 54
Less: Income tax expense on leveraged leases..........   (17)     (18)     (19)
                                                        ----     ----     ----
Net income from leveraged leases......................  $ 31     $ 33     $ 35
                                                        ====     ====     ====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $4.9 billion and $3.7 billion at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 and 2006 are $1.2 billion and $848 million, respectively, of hedge funds. For the years ended December 31, 2007, 2006 and 2005, net investment income from other limited partnership interests included $71 million, $67 million and $20 million, respectively, related to hedge funds.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4.5 billion and $4.0 billion at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $10,169   $ 9,551   $ 8,588
Equity securities................................      183        58        53
Mortgage and consumer loans......................    2,426     2,315     2,246
Policy loans.....................................      523       495       497
Real estate and real estate joint ventures.......      775       708       504
Other limited partnership interests..............    1,141       705       676
Cash, cash equivalents and short-term
  investments....................................      154       201       113
Other............................................      534       465       381
                                                   -------   -------   -------
  Total investment income........................   15,905    14,498    13,058
Less: Investment expenses........................    2,419     2,201     1,340
                                                   -------   -------   -------
  Net investment income..........................  $13,486   $12,297   $11,718
                                                   =======   =======   =======



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment income of $21 million, $20 million and $16 million, respectively, related to fixed maturity securities; $12 million, less than $1 million and less than $1 million respectively, related to equity securities; and $66 million, $52 million and $3 million, respectively, related to other, are included in the table above. There was no affiliated investment income related to mortgage loans for the year ended December 31, 2007. For the years ended December 31, 2006 and 2005, affiliated investment income related to mortgage loans was $112 million and $189 million, respectively, which included the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

     In the second quarter of 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized when received as affiliated investment income related to mortgage loans included in the table above.

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $(310)  $(572)  $(518)
Equity securities....................................    133      67     121
Mortgage and consumer loans..........................      4     (16)     31
Real estate and real estate joint ventures...........     45      38       7
Other limited partnership interests..................     35       2      43
Derivatives..........................................   (665)   (458)    410
Other................................................    294     112      85
                                                       -----   -----   -----
  Net investment gains (losses)......................  $(464)  $(827)  $ 179
                                                       =====   =====   =====



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment gains (losses) of $42 million, ($18) million and ($5) million, respectively, are included in derivatives and ($3) million, ($2) million and $33 million, respectively, are included within other in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $62 million, $37 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $ 3,785   $ 4,685   $ 5,972
Equity securities.................................      247       483       225
Derivatives.......................................     (262)     (238)     (207)
Minority interest.................................     (150)     (159)     (171)
Other.............................................      (14)       --       (82)
                                                    -------   -------   -------
  Subtotal........................................    3,606     4,771     5,737
                                                    -------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition............     (366)     (806)   (1,259)
  DAC and VOBA....................................     (420)     (239)     (148)
  Policyholder dividend obligation................     (789)   (1,062)   (1,492)
                                                    -------   -------   -------
     Subtotal.....................................   (1,575)   (2,107)   (2,899)
                                                    -------   -------   -------
Deferred income tax...............................     (689)     (968)   (1,029)
                                                    -------   -------   -------
  Subtotal........................................   (2,264)   (3,075)   (3,928)
                                                    -------   -------   -------
Net unrealized investment gains (losses)..........  $ 1,342   $ 1,696   $ 1,809
                                                    =======   =======   =======



     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2007     2006      2005
                                                     -------   ------   -------
                                                            (IN MILLIONS)
Balance, January 1,................................  $ 1,696   $1,809   $ 2,408
Unrealized investment gains (losses) during the
  year.............................................   (1,165)    (966)   (2,556)
Unrealized investment gains (losses) of
  subsidiaries at the date of sale.................       --       --        15
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition......      440      453       694
  DAC and VOBA.....................................     (181)     (91)      259
  Policyholder dividend obligation.................      273      430       627
  Deferred income tax..............................      279       61       362
                                                     -------   ------   -------
Balance, December 31,..............................  $ 1,342   $1,696   $ 1,809
                                                     =======   ======   =======
Net change in unrealized investment gains
  (losses).........................................  $  (354)  $ (113)  $  (599)
                                                     =======   ======   =======



  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income related to fixed maturity securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, trading securities were $457 million and $563 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $107 million and $387 million, respectively. The Company had pledged $407 million and $614 million of its assets, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2007 and 2006, respectively.

     During the years ended December 31, 2007, 2006 and 2005, interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled $6 million, $32 million and ($3) million, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities, are changes in fair value of ($4) million, $3 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that: (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2007; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                          DECEMBER 31, 2007
                                         ---------------------------------------------------
                                            PRIMARY BENEFICIARY      NOT PRIMARY BENEFICIARY
                                         ------------------------   ------------------------
                                                        MAXIMUM                    MAXIMUM
                                            TOTAL     EXPOSURE TO      TOTAL     EXPOSURE TO
                                         ASSETS (1)     LOSS (2)    ASSETS (1)     LOSS (2)
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Asset-backed securitizations...........    $    --     $      --      $   792         $  100
Real estate joint ventures (3).........         48            26          155             --
Other limited partnership interests
  (4)..................................          2             1       36,236          1,942
Trust preferred securities (5).........         --            --       37,882          2,149
Other investments (6)..................         --            --          358             49
                                         ----------   -----------   ----------   -----------
  Total................................        $50           $27      $75,423     $    4,240
                                         ==========   ===========   ==========   ===========



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value. The assets of the real estate joint ventures, other limited partnership interests, trust preferred securities and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to the asset-backed securitizations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests, trust preferred securities and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (5) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

   (6) Other investments include securities that are not trust preferred securities or asset-backed securitizations.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $162 million and $222 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $12 million, $10 million and $6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities held by the MIIP was $101 million and $210 million as of December 31, 2007 and 2006, respectively. Net investment income allocated to affiliates from the MIIP was $7 million, $8 million, and $7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates...........................................  $142   $ 97   $762
Amortized cost of assets transferred to affiliates.....  $145   $ 99   $723
Net investment gains (losses) recognized on transfers..  $ (3)  $ (2)  $ 39
Estimated fair value of assets transferred from
  affiliates...........................................  $778   $307   $691

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                            DECEMBER 31, 2007                 DECEMBER 31, 2006
                                     -------------------------------   -------------------------------
                                                   CURRENT MARKET                    CURRENT MARKET
                                                    OR FAIR VALUE                     OR FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)
Interest rate swaps................  $ 48,554   $  416      $  614      $17,865    $ 207      $   79
Interest rate floors...............    32,855      420          --       25,955      193          --
Interest rate caps.................    34,784       44          --       19,754      119          --
Financial futures..................     6,127       35          34        6,824       52          19
Foreign currency swaps.............    16,220      639       1,608       14,952      287       1,102
Foreign currency forwards..........     1,807       41          11        1,204       22           4
Options............................     1,423      123          --            1        1          --
Financial forwards.................     3,449       63           1        2,900       12          24
Credit default swaps...............     5,754       52          31        5,023        4          16
Synthetic GICs.....................     3,670       --          --        3,739       --          --
Other..............................       250       43          --          250       56          --
                                     --------   ------      ------      -------    -----     -------
  Total............................  $154,893   $1,876      $2,299      $98,467    $ 953     $ 1,244
                                     ========   ======      ======      =======    =====     =======



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 171 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 132,000 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:


                                                                 REMAINING LIFE
                             --------------------------------------------------------------------------------------
                                                  AFTER ONE YEAR      AFTER FIVE YEARS
                             ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS     TOTAL
                             ----------------   ------------------   -----------------   ---------------   --------
                                                                  (IN MILLIONS)
Interest rate swaps.......           $10,021              $24,746              $ 7,900          $ 5,887    $ 48,554
Interest rate floors......                --               13,068               19,787               --      32,855
Interest rate caps........            21,204               13,580                   --               --      34,784
Financial futures.........             6,127                   --                   --               --       6,127
Foreign currency swaps....             1,612                6,468                6,556            1,584      16,220
Foreign currency
  forwards................             1,799                   --                   --                8       1,807
Options...................                --                   --                1,250              173       1,423
Financial forwards........                --                   --                   --            3,449       3,449
Credit default swaps......               305                3,985                1,215              249       5,754
Synthetic GICs............               317                   --                   --            3,353       3,670
Other.....................                --                   --                   --              250         250
                             ----------------   ------------------   -----------------   ---------------   --------
  Total...................     $      41,385     $         61,847     $         36,708     $     14,953    $154,893
                             ================   ==================   =================   ===============   ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                      DECEMBER 31, 2007                 DECEMBER 31, 2006
                               -------------------------------   -------------------------------
                                               FAIR VALUE                        FAIR VALUE
                               NOTIONAL   --------------------   NOTIONAL   --------------------
                                AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                               --------   ------   -----------   --------   ------   -----------
                                                         (IN MILLIONS)
Fair value...................  $  9,301   $  630      $   94      $ 7,890    $ 290      $   84
Cash flow....................     3,084       23         311        2,656       33         149
Foreign operations...........       686       --         116          489       --          39
Non-qualifying...............   141,822    1,223       1,778       87,432      630         972
                               --------   ------     -------      -------    -----     -------
  Total......................  $154,893   $1,876     $ 2,299      $98,467     $953     $ 1,244
                               ========   ======     =======      =======    =====     =======



     The following table presents the settlement payments recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Qualifying hedges:
  Net investment income................................  $ 24   $ 48   $ 42
  Interest credited to policyholder account balances...   (28)   (26)    17
Non-qualifying hedges:
  Net investment income................................    (5)    --     --
  Net investment gains (losses)........................   197    225     86
                                                         ----   ----   ----
     Total.............................................  $188   $247   $145
                                                         ====   ====   ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Changes in the fair value of derivatives.............  $ 319   $ 278   $(118)
Changes in the fair value of the items hedged........   (308)   (278)    116
                                                       -----   -----   -----
Net ineffectiveness of fair value hedging
  activities.........................................  $  11   $  --   $  (2)
                                                       =====   =====   =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) financial forwards to buy and sell securities.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized net investment gains (losses) of ($21) million which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2007, 2006 and 2005 related to such discontinued cash flow hedges were $3 million, $3 million and $42 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,.................................................  $(238)  $(207)  $(447)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges.............................................   (185)    (30)    168
Amounts reclassified to net investment gains
  (losses)...........................................    150     (15)     72
Amounts reclassified to net investment income........     12      15       2
Amortization of transition adjustment................     (1)     (1)     (2)
                                                       -----   -----   -----
Other comprehensive income (loss) balance at December
  31,................................................  $(262)  $(238)  $(207)
                                                       =====   =====   =====



     At December 31, 2007, $91 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2007, 2006 and 2005 include gains (losses) of ($144) million, ($7) million and ($27) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2007 and 2006, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income related to these hedges was $235 million and $91 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities; (iv) credit default swaps to economically hedge exposure to adverse movements in credit; (v) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (vi) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vii) financial forwards to buy and sell securities; (viii) synthetic guaranteed interest contracts; (ix) credit default swaps and TRRs to synthetically create investments; (x) basis swaps to better match the cash flows of assets and related liabilities; (xi) credit default swaps held in relation to trading portfolios; and (xii) swaptions to hedge interest rate risk.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2007    2006   2005
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives...............................................  $(743)  $(701)  $372
Net investment income (1)...................................  $  20   $  --   $ --


--------

   (1) Changes in fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and modified coinsurance contracts.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Embedded derivative assets..................................  $ 91   $ 57
Embedded derivative liabilities.............................  $694   $164


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(135)  $ 12   $ 29
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $233 million and $94 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with a fair market value of $98 million and $16 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2007 and 2006, none of the collateral had been sold or repledged.

     As of December 31, 2007 and 2006, the Company provided collateral of $162 million and $80 million, respectively, which is included in fixed maturity securities in the consolidated balance sheets. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2007 and 2006, the Company pledged collateral of $33 million and $23 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                       DAC      VOBA    TOTAL
                                                     -------   -----   -------
                                                           (IN MILLIONS)
Balance at January 1, 2005.........................  $10,255   $ 807   $11,062
  Capitalizations..................................    1,619      --     1,619
                                                     -------   -----   -------
       Subtotal....................................   11,874     807    12,681
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................       13       2        15
     Unrealized investment gains (losses)..........     (244)    (15)     (259)
     Other expenses................................    1,304      66     1,370
                                                     -------   -----   -------
       Total amortization..........................    1,073      53     1,126
                                                     -------   -----   -------
  Less: Dispositions and other.....................      120      (3)      117
                                                     -------   -----   -------
Balance at December 31, 2005.......................   10,681     757    11,438
  Capitalizations..................................    1,677      --     1,677
                                                     -------   -----   -------
       Subtotal....................................   12,358     757    13,115
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (136)     (2)     (138)
     Unrealized investment gains (losses)..........      105     (14)       91
     Other expenses................................    1,248     (21)    1,227
                                                     -------   -----   -------
       Total amortization..........................    1,217     (37)    1,180
                                                     -------   -----   -------
  Less: Dispositions and other.....................      (85)    (23)     (108)
                                                     -------   -----   -------
Balance at December 31, 2006.......................   11,226     817    12,043
  Effect of SOP 05-1 adoption......................     (195)   (123)     (318)
  Capitalizations..................................    1,689      --     1,689
                                                     -------   -----   -------
       Subtotal....................................   12,720     694    13,414
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (224)     (1)     (225)
     Unrealized investment gains (losses)..........      110      71       181
     Other expenses................................    1,364      21     1,385
                                                     -------   -----   -------
       Total amortization..........................    1,250      91     1,341
                                                     -------   -----   -------
  Less: Dispositions and other.....................      (68)     --       (68)
                                                     -------   -----   -------
Balance at December 31, 2007.......................  $11,538   $ 603   $12,141
                                                     =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $48 million in 2008, $41 million in 2009, $35 million in 2010, $37 million in 2011 and $38 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $202   $200
Acquisitions................................................     2      2
                                                              ----   ----
Balance at December 31,.....................................  $204   $202
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                            DECEMBER 31,
                                   -------------------------------------------------------------
                                                                                OTHER
                                     FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                        BENEFITS        ACCOUNT BALANCES        FUNDS
                                   -----------------   -----------------   ---------------
                                     2007      2006      2007      2006     2007     2006
                                   -------   -------   -------   -------   ------   ------
                                                         (IN MILLIONS)
Institutional
  Group life.....................  $ 3,326   $ 3,250   $13,207   $12,774   $2,359   $2,252
  Retirement & savings...........   26,119    25,797    38,749    32,396      213       20
  Non-medical health & other.....   10,430     9,339       501        --      595      529
Individual
  Traditional life...............   51,457    50,737        --        --    1,431    1,395
  Universal variable life........      229       207     6,121     6,129      791      746
  Annuities......................    1,817     1,879    20,056    20,604       14      375
  Other..........................       --        --     2,368     2,381        1        1
International....................      324       291         4         3        2        1
Reinsurance......................    6,159     5,140     6,656     6,213    2,298    1,979
Corporate and Other (1)..........      (21)      (41)       (2)       (2)      39       74
                                   -------   -------   -------   -------   ------   ------
     Total.......................  $99,840   $96,599   $87,660   $80,498   $7,743   $7,372
                                   =======   =======   =======   =======   ======   ======



     (1) Corporate and Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $406 million and $422 million at December 31, 2007 and 2006, respectively. Affiliated policyholder account balances, included in the table above, were $613 million and $278 million at December 31, 2007 and 2006, respectively. Affiliated other policyholder funds, included in the table above, were ($251) million and $177 million at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                            2007         2006
                                                         ---------    ---------
                                                              (IN MILLIONS)
Balance at January 1,..................................       $439         $ --
Capitalization.........................................         --          441
Amortization...........................................         (8)          (2)
                                                         ---------    ---------
Balance at December 31,................................  $     431    $     439
                                                         =========    =========



     The value of the other identifiable intangibles included in the table above reflects the estimated fair value of Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discounted rate of 11.5% was used to value these intangible assets.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $12 million in 2008, $15 million in 2009, $18 million in 2010, $21 million in 2011 and $24 million in 2012. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER
                                                                31,
                                                       --------------------
                                                        2007    2006   2005
                                                       -----   -----   ----
                                                           (IN MILLIONS)
Balance at January 1,................................   $121    $ 95    $75
Capitalization.......................................     29      31     29
Amortization.........................................    (18)     (5)    (9)
                                                       -----   -----   ----
Balance at December 31,..............................  $ 132   $ 121   $ 95
                                                       =====   =====   ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.4 billion and $64.5 billion at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $18.3 billion and $16.5 billion at December 31, 2007 and 2006, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.73% and 4.63% at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Fixed maturity securities....................................   $ 6    $ 5
Equity securities............................................   $35    $35
Cash and cash equivalents....................................   $ 1    $ 1


     For the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, the Company issued $4.6 billion, $5.2 billion and $4.0 billion, respectively, and repaid $3.7 billion, $1.5 billion and $1.1 billion, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $19.1 billion and $16.8 billion, respectively. During the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $918 million, $673 million and $384 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the Federal Home Loan Bank of New York ("FHLB of NY") and holds $339 million and $136 million of common stock of the FHLB of NY at December 31, 2007 and 2006, respectively, which is included in equity securities. Metropolitan Life Insurance Company has also entered into funding agreements with the FHLB of NY whereby Metropolitan Life Insurance Company has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain Metropolitan Life Insurance Company assets, including residential mortgage-backed securities to collateralize Metropolitan Life Insurance Company 's obligations under the funding agreements. Metropolitan Life Insurance Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by Metropolitan Life Insurance Company , the FHLB of NY's recovery on the collateral is limited to the amount of Metropolitan Life Insurance Company 's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $4.6 billion at December 31, 2007, which is included in policyholder account balances. The advances on these agreements are collateralized by residential mortgage-backed securities with fair values of $4.8 billion at December 31, 2007. Metropolitan Life Insurance Company did not have any funding agreements with the FHLB of NY at December 31, 2006.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances,

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion and $1.5 billion at December 31, 2007 and 2006, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with fair values of $2.9 billion and $1.7 billion at December 31, 2007 and 2006, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 4,500   $ 4,191   $ 3,847
  Less: Reinsurance recoverables..................     (268)     (295)     (292)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,232     3,896     3,555
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    3,743     2,997     2,791
  Prior years.....................................     (104)      (28)      (41)
                                                    -------   -------   -------
                                                      3,639     2,969     2,750
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,077)   (1,814)   (1,667)
  Prior years.....................................     (885)     (819)     (742)
                                                    -------   -------   -------
                                                     (2,962)   (2,633)   (2,409)
                                                    -------   -------   -------
Net balance at December 31,.......................    4,909     4,232     3,896
  Add: Reinsurance recoverables...................      265       268       295
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,174   $ 4,500   $ 4,191
                                                    =======   =======   =======



     During 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $104 million and $28 million, respectively, due to improved loss ratio for non-medical health claim liabilities and improved claim management.

     In 2005, the claims and claim adjustment expenses decreased by $41 million due to a refinement in the estimation methodology for non-medical health long-term care claim liabilities, improved loss ratio for non-medical health claims liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                             DECEMBER 31,
                                ---------------------------------------------------------------------
                                              2007                                 2006
                                --------------------------------     --------------------------------
                                    IN THE               AT              IN THE               AT
                                EVENT OF DEATH     ANNUITIZATION     EVENT OF DEATH     ANNUITIZATION
                                --------------     -------------     --------------     -------------
                                                            (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value........    $     3,937               N/A         $    3,233               N/A
Net amount at risk (2)........    $         7(3)            N/A         $       --(3)            N/A
Average attained age of
  contractholders.............     60 years                 N/A          59 years                N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value........    $    36,404        $    6,524         $   34,362        $    5,273
Net amount at risk (2)........    $       399(3)     $       86(4)      $      354(3)     $       16(4)
Average attained age of
  contractholders.............       62 years         57 years            61 years         57 years
TWO TIER ANNUITIES
General account value.........            N/A        $      286                N/A        $      296
Net amount at risk (2)........            N/A        $       51(5)             N/A        $       53(5)
Average attained age of
  contractholders.............            N/A          60 years                N/A          58 years



                                                           DECEMBER 31,
                                        -------------------------------------------------
                                                  2007                      2006
                                        -----------------------   -----------------------
                                         SECONDARY     PAID UP     SECONDARY     PAID UP
                                        GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                        ----------   ----------   ----------   ----------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS
  (1)
Account value (general and separate
  account)............................   $   6,550    $   1,403    $   6,094    $   1,770
Net amount at risk (2)................   $ 103,219(3) $  13,482(3) $ 101,431(3) $  14,500(3)
Average attained age of
  policyholders.......................    47 years     54 years     46 years     53 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                            UNIVERSAL AND VARIABLE
                                                                LIFE CONTRACTS
                                                           -----------------------
                                   ANNUITY CONTRACTS
                              --------------------------
                              GUARANTEED     GUARANTEED
                                 DEATH     ANNUITIZATION    SECONDARY     PAID UP
                               BENEFITS       BENEFITS     GUARANTEES   GUARANTEES     TOTAL
                              ----------   -------------   ----------   ----------   ---------
                                                        (IN MILLIONS)
Balance at January 1, 2005..  $        6   $           7   $        6   $        7   $      26
Incurred guaranteed
  benefits..................           4              --            3            3          10
Paid guaranteed benefits....          (2)             --           (1)          --          (3)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2005......................           8               7            8           10          33
Incurred guaranteed
  benefits..................           1              --            1           (1)          1
Paid guaranteed benefits....          (3)             --           --           --          (3)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2006......................           6               7            9            9          31
Incurred guaranteed
  benefits..................           4               8            4            3          19
Paid guaranteed benefits....          (2)             --           --           --          (2)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2007......................         $ 8             $15          $13          $12         $48
                              ==========   =============   ==========   ==========   =========



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2007      2006
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $23,494   $23,510
  Bond..................................................    3,430     2,757
  Balanced..............................................    5,312     1,125
  Money Market..........................................      350       220
  Specialty.............................................      402       522
                                                          -------   -------
     Total..............................................  $32,988   $28,134
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA"), retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Direct premiums..................................  $17,413   $16,960   $16,466
Reinsurance assumed..............................    5,961     5,061     4,517
Reinsurance ceded................................   (2,029)   (1,737)   (1,727)
                                                   -------   -------   -------
Net premiums.....................................  $21,345   $20,284   $19,256
                                                   =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims...............  $ 1,637   $ 1,552   $ 1,495
                                                   =======   =======   =======



     Reinsurance recoverables, included in premiums and other receivables, were $21.2 billion and $5.2 billion at December 31, 2007 and 2006, respectively, including $17.2 billion and $1.2 billion for years ending December 31, 2007 and 2006, respectively, relating to reinsurance of long-term GICs, structured settlement lump sum contracts and closed block liabilities accounted for as financing transactions, and $1.1 billion and $1.4 billion at December 31, 2007 and 2006, respectively, relating to the reinsurance of investment-type contracts held by small market defined contribution plans. Reinsurance and ceded commissions payables, included in other liabilities, were $323 million and $202 million at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has reinsurance agreements with certain of the Holding Company's subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI USA"), MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), and MTL, all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $17.6 billion and $20.1 billion, respectively. At December 31, 2006, comparable assets and liabilities were $1.7 billion and $5.6 billion, respectively.

     The following table reflects the related party reinsurance information recorded in income for the:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007   2006    2005
                                                        ----   ----   -----
                                                           (IN MILLIONS)
Assumed premiums......................................  $ 52   $ 42   $  37
Assumed fees, included in universal life and
  investment-type product policy fees.................  $  2   $  1   $  --
Interest earned on assumed reinsurance, included in
  other revenues......................................  $ (4)  $ (3)  $  (3)
Assumed benefits, included in policyholder benefits
  and claims..........................................  $ 54   $ 86   $ 108
Assumed benefits, included in interest credited to
  policyholder account balances.......................  $ 18   $ 11   $   8
Assumed acquisition costs, included in other
  expenses............................................  $144   $322   $ 137
Ceded premiums........................................  $113   $116   $ 141
Ceded fees, included in universal life and investment-
  type product policy fees............................  $112   $ 64   $ 218
Ceded fees, included in net investment gains
  (losses)............................................  $ --   $ --   $   6
Interest earned on ceded reinsurance, included in
  other revenues......................................  $ --   $ --   $   2
Ceded benefits, included in policyholder benefits and
  claims..............................................  $ 80   $ 69   $  85
Ceded benefits, included in interest credited to
  policyholder account balances.......................  $ 65   $ 49   $  42
Ceded benefits, included in policyholder dividends....  $ 29   $ 27   $  24
Interest costs on ceded reinsurance, included in other
  expenses............................................  $  5   $ (2)  $(120)


     The Company has ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and are included within net investment gains (losses). The ceded reinsurance also contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded amounts were $42 million, ($18) million and ($5) million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("GALIC") entered into a reinsurance agreement to cede an in-force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, GALIC transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, GALIC recognized a realized gain of $19 million, net of income taxes. GALIC also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, GALIC ceded premiums and related fees of $121 million, $119 million and $192 million, respectively, and ceded benefits and related costs of $86 million, $98 million and $143 million, respectively, for the years ended December 31, 2007, 2006 and 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1.1 billion and $1.0 billion, respectively.

     On December 1, 2006, TLIC recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

     In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. The cession to MRC does not transfer significant risk and therefore is accounted for under the deposit method. In connection with this transaction the Company recorded in premiums and other receivables, an affiliated receivable of $16 billion and in other liabilities, an affiliated funds withheld liability of $16 billion.

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                      DECEMBER 31,
                                                                    ----------------
                                                                      2007     2006
                                                                    -------  -------
                                                                      (IN MILLIONS)
CLOSED BLOCK LIABILITIES
  Future policy benefits..........................................  $43,362  $43,089
  Other policyholder funds........................................      323      282
  Policyholder dividends payable..................................      709      701
  Policyholder dividend obligation................................      789    1,063
  Payables for collateral under securities loaned and other
     transactions.................................................    5,610    6,483
  Other liabilities...............................................      290      192
                                                                    -------  -------
     Total closed block liabilities...............................   51,083   51,810
                                                                    -------  -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $29,631 and $30,286, respectively)....   30,481   31,255
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,555 and $1,184, respectively)......................    1,875    1,484
  Mortgage loans on real estate...................................    7,472    7,848
  Policy loans....................................................    4,290    4,212
  Real estate and real estate joint ventures held-for-investment..      297      242
  Short-term investments..........................................       14       62
  Other invested assets...........................................      829      644
                                                                    -------  -------
     Total investments............................................   45,258   45,747
Cash and cash equivalents.........................................      333      255
Accrued investment income.........................................      485      517
Deferred income tax assets........................................      640      754
Premiums and other receivables....................................      151      156
                                                                    -------  -------
     Total assets designated to the closed block..................   46,867   47,429
                                                                    -------  -------
Excess of closed block liabilities over assets designated to the
  closed block....................................................    4,216    4,381
                                                                    -------  -------
Amounts included in accumulated other comprehensive income:
  Unrealized investment gains (losses), net of income tax of $424
     and $457, respectively.......................................      751      812
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($19) and ($18), respectively..................      (33)     (32)
  Allocated to policyholder dividend obligation, net of income tax
     of ($284) and ($381), respectively...........................     (505)    (681)
                                                                    -------  -------
  Total amounts included in accumulated other comprehensive
     income.......................................................      213       99
                                                                    -------  -------
Maximum future earnings to be recognized from closed block assets and liabilities.................................................  $ 4,429  $ 4,480
                                                                    =======  =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Information regarding the closed block policyholder dividend obligation is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $1,063   $1,607   $2,243
Impact on revenues, net of expenses and income tax........      --     (114)      (9)
Change in unrealized investment and derivative gains
  (losses)................................................    (274)    (430)    (627)
                                                            ------   ------   ------
Balance at December 31,...................................  $  789   $1,063   $1,607
                                                            ======   ======   ======



Information regarding the closed block revenues and expenses is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $2,870   $2,959   $3,062
  Net investment income and other revenues................   2,350    2,355    2,382
  Net investment gains (losses)...........................      28     (130)      10
                                                            ------   ------   ------
     Total revenues.......................................   5,248    5,184    5,454
                                                            ------   ------   ------
EXPENSES
  Policyholder benefits and claims........................   3,457    3,474    3,478
  Policyholder dividends..................................   1,492    1,479    1,465
  Change in policyholder dividend obligation..............      --     (114)      (9)
  Other expenses..........................................     231      247      263
                                                            ------   ------   ------
     Total expenses.......................................   5,180    5,086    5,197
                                                            ------   ------   ------
Revenues, net of expenses before income tax...............      68       98      257
Income tax................................................      21       34       90
                                                            ------   ------   ------
Revenues, net of expenses and income tax from continuing
  operations..............................................      47       64      167
Revenues, net of expenses and income tax from discontinued
  operations..............................................      --        1       --
                                                            ------   ------   ------
Revenues, net of expenses and income tax and discontinued
  operations..............................................  $   47   $   65   $  167
                                                            ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2007     2006     2005
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Balance at December 31,...............................  $4,429   $4,480   $4,545
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax.....................      (4)      --       --
                                                        ------   ------   ------
Balance at January 1,.................................   4,480    4,545    4,712
                                                        ------   ------   ------
Change during year....................................  $  (47)  $  (65)  $ (167)
                                                        ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                           RANGE        AVERAGE    MATURITY    2007     2006
                                       -------------   --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Senior notes.........................  5.63% - 6.75%     6.08%    2011-2017   $  497   $  200
Surplus notes -- affiliated..........  5.85% - 7.38%     6.61%    2009-2037    1,394      800
Surplus notes........................  7.63% - 7.88%     7.76%    2015-2025      697      697
Capital notes -- affiliated..........      7.13%         7.13%    2032-2033      500      500
Fixed rate notes.....................  5.50% - 7.25%     6.68%       2008         73      107
Other notes with varying interest
  rates..............................  4.45% - 4.50%     4.47%    2010-2012        3        3
Capital lease obligations............                                             51       62
                                                                              ------   ------
Total long-term debt.................                                          3,215    2,369
Total short-term debt................                                            357      833
                                                                              ------   ------
  Total..............................                                         $3,572   $3,202
                                                                              ======   ======



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $85 million in 2008, $13 million in 2009, $2 million in 2010, $201 million in 2011, $1 million in 2012 and $2,912 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SURPLUS NOTES

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to the Holding Company and then issued to the Holding Company a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

     The Company repaid a $250 million 7% surplus note which matured on November 1, 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     During the years ended December 31, 2007, 2006 and 2005, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 5.1%, 5.1% and 3.3%, respectively. During the years ended December 31, 2007, 2006 and 2005, the commercial paper's average daily balance was $927 million, $768 million and $944 million, respectively and was outstanding for an average of 25 days, 53 days and 47 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $222 million, $205 million and $174 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities, or shares subject to mandatory redemption. See Notes 11, 12, and 13. These amounts include $78 million, $76 million and $36 million of interest expense related to affiliated debt for the years ended December 31, 2007, 2006 and 2005, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. The Company maintains committed and unsecured credit facilities aggregating $3.8 billion as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and at December 31, 2007, $3.0 billion of the facilities also served as back-up lines of credit for the Company's commercial paper programs. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                       LETTER OF
                                                                         CREDIT                    UNUSED
BORROWER(S)                                EXPIRATION       CAPACITY   ISSUANCES    DRAWDOWNS    COMMITMENTS
-----------                                ----------       --------   ---------   ----------   ------------
                                                                              (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................   June 2012       (1)   $  3,000    $  1,532   $       --   $      1,468
Reinsurance Group of America,
  Incorporated.....................   May 2008                    30          --           30             --
Reinsurance Group of America,
  Incorporated.....................   September 2012 (2)         750         406           --            344
Reinsurance Group of America,
  Incorporated.....................   March 2011                  44          --           --             44
                                                            --------    --------   ----------   ------------
  Total............................                           $3,824      $1,938          $30         $1,856
                                                            ========    ========   ==========   ============



--------

   (1) In June 2007, the Holding Company and MetLife Funding, Inc. (collectively, the "Borrowers") entered into a $3.0 billion credit agreement with various financial institutions, the proceeds of which are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. The $1.5 billion credit agreement, with an April 2009 expiration and the $1.5 billion credit agreement, with an April 2010 expiration, were both terminated in June 2007.

   (2) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                  LETTERS OF
                                                                    CREDIT                    UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)                EXPIRATION    CAPACITY    ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------              -------------   --------   ----------   ---------   -----------   --------
                                                                                   (IN MILLIONS)
Exeter Reassurance Co Ltd., MetLife
  Inc., & Missouri Re...............   June 2016 (1)     $  500       $490          $ --          $ 10       8
Timberlake Financial L.L.C. ........   June 2036 (2)      1,000         --           850           150      29
                                                        -------     ------     ---------    ----------
  Total.............................                    $ 1,500     $  490     $     850    $      160
                                                        =======     ======     =========    ==========



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, and $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

   (2) As described in Note 11, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $2.5 billion in letters of credit, all of which are associated with the aforementioned credit facilities, from various financial institutions, of which $2.4 billion were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C., ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus note and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

12.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption.

     Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

13. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million at December 31, 2006. Interest expense on these instruments is included in other expenses and was $20 million, $11 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

14.  INCOME TAXES

     The provision for income tax from continuing operations is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Current:
  Federal...........................................  $1,066   $  492   $  828
  State and local...................................      22        5       64
  Foreign...........................................      19       20       21
                                                      ------   ------   ------
  Subtotal..........................................   1,107      517      913
                                                      ------   ------   ------
Deferred:
  Federal...........................................  $   11     $100   $  169
  State and local...................................      18       19       11
  Foreign...........................................       2       --       --
                                                      ------   ------   ------
  Subtotal..........................................      31      119      180
                                                      ------   ------   ------
Provision for income tax............................  $1,138     $636   $1,093
                                                      ======   ======   ======



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006     2005
                                                      ------   -------   ------
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,241   $   860   $1,230
Tax effect of:
  Tax-exempt investment income......................    (160)     (167)     (84)
  State and local income tax........................      33        19       33
  Prior year tax....................................      38       (26)     (20)
  Foreign tax rate differential and change in
     valuation allowance............................     (18)      (23)     (25)
  Other, net........................................       4       (27)     (41)
                                                      ------   -------   ------
Provision for income tax............................  $1,138     $ 636   $1,093
                                                      ======   =======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2007      2006
                                                           -------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $ 2,908   $ 2,122
  Net operating loss carryforwards.......................      372       788
  Employee benefits......................................      162       440
  Capital loss carryforwards.............................        4        --
  Tax credit carryforwards...............................        4        --
  Litigation-related and government mandated.............       45        62
  Other..................................................       55        32
                                                           -------   -------
                                                             3,550     3,444
  Less: Valuation allowance..............................       16        11
                                                           -------   -------
                                                             3,534     3,433
                                                           -------   -------
Deferred income tax liabilities:
  Investments............................................    1,625     1,475
  DAC....................................................    3,139     3,441
  Net unrealized investment gains........................      689       968
  Other..................................................        7         2
                                                           -------   -------
                                                             5,460     5,886
                                                           -------   -------
Net deferred income tax liability........................  $(1,926)  $(2,453)
                                                           =======   =======



     Domestic net operating loss carryforwards amount to $1,011 million at December 31, 2007 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $55 million at December 31, 2007 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Capital loss carryforwards amount to $11 million at December 31, 2007 and will expire beginning in 2010. Tax credit carryforwards amount to $4 million at December 31, 2007.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2007, the Company recorded $5 million of additional deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In the first quarter of 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2008.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $35 million increase in the liability for unrecognized tax benefits, an $11 million decrease in the interest liability for unrecognized tax benefits, and a corresponding reduction to the January 1, 2007 balance of retained earnings of $13 million, net of $11 million of minority interest. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $993 million. The Company reclassified, at adoption, $577 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $381 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $612 million. The Company also had $228 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $853 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $503 million. The total amount of unrecognized tax benefits decreased by $140 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments, and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007 with the remaining $15 million to be paid in future years. In addition, the Company's liability for unrecognized tax benefits may change significantly in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including demutualization, leasing, tax-exempt income, transfer pricing and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. Therefore, a reasonable estimate of the range of a payment or change in the liability cannot be made at this time; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............              $ 993
Additions for tax positions of prior years................                 32
Reductions for tax positions of prior years...............                (57)
Additions for tax positions of current year...............                 60
Settlements with tax authorities..........................               (171)
Lapses of statutes of limitations.........................                 (4)
                                                             ----------------
Balance at December 31, 2007..............................   $            853
                                                             ================


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     During the year ended December 31, 2007, the Company recognized $89 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $231 million of accrued interest associated with the liability for unrecognized tax benefits. The $3 million increase from the date of adoption in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $89 million of interest expense and an $86 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, $73 million of the $86 million, resulting from IRS settlements, has been reclassified to current income tax payable and the remaining $13 million reduced interest expense.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $113 million related to the separate account DRD.

15.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2007.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, the Holding Company, and individual directors. Metropolitan Life Insurance Company, the Holding Company, and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class actions seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, the Holding Company, and individual directors. On January 30, 2007, the trial court signed an order certifying a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law, but denying plaintiffs' motion to certify a litigation class with respect to a common law fraud claim. Plaintiffs and defendants have filed notices of appeal from this order. The court has directed various forms of class notice.

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and the Holding Company, plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has not yet directed the manner and form of class notice.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling litigation under appropriate circumstances.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ----------------------------
                                                     2007      2006      2005
                                                   -------   -------   --------
                                                    (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   79,717    87,070    100,250
Number of new claims during the year.............    7,161     7,870     18,500
Settlement payments during the year (1)..........  $  28.2   $  35.5   $   74.3


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life Insurance Company may ultimately incur is uncertain.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the reasonably probable and estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the reasonably probable and estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Metropolitan Life Insurance Company regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2007.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1.5 billion, which is in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims arises at the end of 2008. Thereafter, the Company will have a commutation right every five years. The excess insurance policies for asbestos-related claims are also subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. The Company continues to study per claim averages, and there can be no assurance as to the number and cost of claims resolved in the future, including related defense costs, and the applicability of the sublimits to these costs. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life Insurance Company in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provide for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's ("S&P") 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2007 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable amount with respect to later periods may be less than the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amount of the recorded losses. Foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $56.1 million with respect to claims for the period of 2002 through 2006 and are estimated, as of December 31, 2007, to be approximately $69.1 million in the aggregate, including future years.

  Sales Practices Claims

     Over the past several years, Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC; have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products.

     As of December 31, 2007, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds or other products may be commenced in the future.

     Two putative class action lawsuits involving sales practices claims are pending against Metropolitan Life Insurance Company in Canada. In Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998), plaintiff alleges misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. In Ace Quan v. Metropolitan Life Ins. Co. (Ont. Gen. Div., filed April 1997), plaintiff alleges breach of contract and negligent misrepresentations relating to, among other things, life insurance premium payments and seeks damages, including punitive damages.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life Insurance Company's, New England's, or GALIC's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, and GALIC.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

  Other Litigation

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district proceeding, plaintiffs filed a class action complaint consolidating claims from several separate actions that had been filed in or transferred to the District of New Jersey in 2004 and 2005. The consolidated complaint alleged that the Holding Company, Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust and the RICO claims. In January 2008, the court issued an order granting defendants' summary judgment motion on the ERISA claims, and in February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs have filed a notice of appeal of the court's decisions. A putative class action alleging that the Holding Company and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued the Holding Company, Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The district court has granted in part and denied in part the Company's motion to dismiss. The plaintiffs filed an amended complaint, and the Company filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which has stayed the lawsuit.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. The Company is vigorously defending against the claims in this matter.

     Metropolitan Life Insurance Company also has been named as a defendant in a number of welding and mixed dust lawsuits filed in various state and federal courts. The Company is continuing to vigorously defend against these claims.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Other Assets:
     Premium tax offset for future undiscounted assessments..   $24    $28
     Premium tax offsets currently available for paid
       assessments...........................................     5      5
                                                                ---    ---
                                                                $29    $33
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $41    $49
                                                                ===    ===



     Assessments levied against the Company were less than $1 million for the year ended December 31, 2007, and $1 million for both the years ended December 31, 2006 and 2005.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama, causing catastrophic damage to these coastal regions. The Company's cumulative gross losses were $21 million at December 31, 2005. During the year ended December 31, 2005, the Company recognized total net losses, net of income tax and reinsurance recoverables and including reinstatement premiums and other reinsurance-related premium adjustments related to the catastrophe of $14 million, net of income tax. There were no additional losses recognized for the years ended December 31, 2007 and 2006.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds and claims to reinsurers are processed. Reinsurance recoveries are dependent upon the continued creditworthiness of the reinsurers, which may be affected by their other reinsured losses in connection with Hurricanes Katrina and otherwise. In addition, lawsuits, including purported class actions, have been filed in Louisiana and Mississippi challenging denial of claims for damages caused to property during Hurricane Katrina. The Company is a named party in some of these lawsuits. In addition, rulings in cases in which the Company is not a party may affect

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation of its policies. The Company intends to vigorously defend these matters. However, any adverse rulings could result in an increase in the Company's hurricane-related claim exposure and losses. Based on information known by management, it does not believe that additional claim losses resulting from Hurricane Katrina will have a material adverse impact on the Company's consolidated financial statements.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................  $  411   $   18     $    178
2009...............................................  $  377   $   10     $    186
2010...............................................  $  325   $    5     $    176
2011...............................................  $  248   $    5     $    151
2012...............................................  $  181   $    4     $    125
Thereafter.........................................  $  575   $    4     $  1,128


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $3.9 billion and $2.4 billion at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion at both December 31, 2007 and 2006.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $667 million and $1.7 billion at December 31, 2007 and 2006, respectively.

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2007, the Company's ownership was approximately 52% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.6 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $1.3 billion at December 31, 2007. The credit default swaps expire at various times during the next ten years.

16.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. As of December 31, 2007, virtually all of the Company's obligations have been calculated using the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $88 million or 94% for the year ended December 31, 2007.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was less than $1 million or 5% for the year ended December 31, 2007.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                DECEMBER 31, 2006
                                             -------------------------------------------------------
                                                              MINIMUM
                                                 PRE          PENSION     ADOPTION OF        POST
                                               SFAS 158      LIABILITY      SFAS 158       SFAS 158
BALANCE SHEET CAPTION                        ADJUSTMENTS    ADJUSTMENT     ADJUSTMENT    ADJUSTMENTS
---------------------                        -----------    ----------    -----------    -----------
                                                                  (IN MILLIONS)
Other assets: Prepaid pension benefit
  cost.....................................   $    1,878          $ --       $  (999)       $   879
Other assets: Intangible asset.............       $   12          $(12)      $    --        $    --
Other liabilities: Accrued pension benefit
  cost.....................................       $ (482)         $(14)      $   (79)       $  (575)
Other liabilities: Accrued postretirement
  benefit cost.............................       $ (696)         $ --       $  (100)       $  (796)
                                                             ---------     ---------
Accumulated other comprehensive income (loss), before
  income tax:
  Defined benefit plans....................       $  (66)         $(26)    $  (1,178)     $  (1,270)
Minority interest..........................                       $ --       $     8
Deferred income tax........................                       $  8       $   421
                                                             ---------     ---------
Accumulated other comprehensive income (loss), net of
  income tax:
  Defined benefit plans....................       $  (41)    $     (18)      $  (749)       $  (808)
                                                            ==========    ===========


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2007     2006     2007     2006
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year......  $5,896   $5,717   $2,055   $2,160
  Service cost...............................     161      158       26       35
  Interest cost..............................     350      330      103      116
  Plan participants' contributions...........      --       --       31       29
  Divestitures...............................      --       (3)      --       --
  Net actuarial (gains) losses...............    (385)      15     (465)      (1)
  Change in benefits.........................      39       (2)      --     (143)
  Prescription drug subsidy..................      --       --       13       10
  Benefits paid..............................    (349)    (319)    (171)    (151)
                                               ------   ------   ------   ------
Benefit obligation at end of year............   5,712    5,896    1,592    2,055
                                               ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of
  year.......................................   6,249    5,471    1,169    1,091
  Actual return on plan assets...............     541      715       58      103
  Divestitures...............................      --       (3)      --       --
  Employer contribution......................      50      385        1        1
  Benefits paid..............................    (349)    (319)     (47)     (26)
                                               ------   ------   ------   ------
Fair value of plan assets at end of year.....   6,491    6,249    1,181    1,169
                                               ------   ------   ------   ------
Funded status at end of year.................  $  779   $  353   $ (411)  $ (886)
                                               ======   ======   ======   ======
Amounts recognized in the consolidated
  balance sheet consist of:
  Other assets...............................  $1,382   $  935   $   --   $   --
  Other liabilities..........................    (603)    (582)    (411)    (886)
                                               ------   ------   ------   ------
     Net amount recognized...................  $  779   $  353   $ (411)  $ (886)
                                               ======   ======   ======   ======
Accumulated other comprehensive (income)
  loss:
  Net actuarial (gains) losses...............  $  633   $1,126   $ (112)  $  328
  Prior service cost (credit)................      63       39     (194)    (230)
                                               ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss..................................  $  696   $1,165   $ (306)  $   98
                                               ======   ======   ======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                       DECEMBER 31,
                                    -------------------------------------------------
                                                      NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN            TOTAL
                                    ---------------   -------------   ---------------
                                     2007     2006     2007    2006    2007     2006
                                    ------   ------   -----   -----   ------   ------
                                                      (IN MILLIONS)
Aggregate fair value of plan
  assets (principally Company
  contracts)......................  $6,491   $6,249   $  --   $  --   $6,491   $6,249
Aggregate projected benefit
  obligation......................   5,111    5,318     601     578    5,712    5,896
                                    ------   ------   -----   -----   ------   ------
Over (under) funded...............  $1,380   $  931   $(601)  $(578)  $  779   $  353
                                    ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,295 million and $5,457 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Projected benefit obligation................................  $601   $578
Accumulated benefit obligation..............................  $524   $497
Fair value of plan assets...................................  $ --   $ --


     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets is as follows:

                                                           DECEMBER 31,
                                                  -----------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                  -----------   ---------------
                                                  2007   2006    2007     2006
                                                  ----   ----   ------   ------
                                                          (IN MILLIONS)
Projected benefit obligation....................  $627   $603   $1,592   $2,055
Fair value of plan assets.......................  $ 24   $ 22   $1,181   $1,169

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                        -------------------------------------------
                                                                       OTHER
                                                                   POSTRETIREMENT
                                           PENSION BENEFITS           BENEFITS
                                        ---------------------   -------------------
                                         2007    2006    2005    2007   2006   2005
                                        -----   -----   -----   -----   ----   ----
                                                        (IN MILLIONS)
NET PERIODIC BENEFIT COST
Service cost..........................  $ 161   $ 158   $ 141   $  26   $ 35   $ 36
Interest cost.........................    350     330     315     103    116    120
Expected return on plan assets........   (502)   (448)   (443)    (87)   (79)   (78)
Amortization of net actuarial (gains)
  losses..............................     68     128     116      --     22     14
Amortization of prior service cost
  (credit)............................     17      10      16     (36)   (37)   (18)
                                        -----   -----   -----   -----   ----   ----
  Net periodic benefit cost...........     94   $ 178   $ 145       6   $ 57   $ 74
                                        -----   =====   =====   -----   ====   ====
OTHER CHANGES IN PLAN ASSETS AND
  BENEFIT OBLIGATIONS RECOGNIZED IN
  OTHER COMPREHENSIVE INCOME
  Net actuarial (gains) losses........   (424)                   (440)
  Prior service cost (credit).........     40                      --
  Amortization of net actuarial
     (gains) losses...................    (68)                     --
  Amortization of prior service cost
     (credit).........................    (17)                     36
                                        -----                   -----
     Total recognized in other
       comprehensive income...........   (469)                   (404)
                                        -----                   -----
  Total recognized in net periodic
     benefit cost and other
     comprehensive income.............  $(375)                  $(398)
                                        =====                   =====



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $13 million and $15 million, respectively.

     The estimated net actuarial gains and prior service credit for the defined benefit other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $36 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


during 2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Beginning of year....................................  $328   $298   $230
  Service cost.........................................     7      6      6
  Interest cost........................................    19     19     16
  Net actuarial gains (losses).........................   (42)    15     46
  Prescription drug subsidy............................   (13)   (10)    --
                                                         ----   ----   ----
     End of year.......................................  $299   $328   $298
                                                         ====   ====   ====




                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost........................................   $ 7       $ 6       $ 6
  Interest cost.......................................    19        19        16
  Amortization of net actuarial gains (losses)........     5        30        23
                                                         ---       ---       ---
     Total reduction in net periodic benefit cost.....   $31       $55       $45
                                                         ===       ===       ===



     The Company received subsidies of $10 million and $8 million for the years ended December 31, 2007 and 2006, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                        DECEMBER 31,
                                             ---------------------------------
                                                                     OTHER
                                                                  POSTRETIRE-
                                              PENSION BENEFITS   MENT BENEFITS
                                             -----------------   -------------
                                               2007      2006     2007    2006
                                             -------   -------   -----   -----
Weighted average discount rate.............   6.65%     6.00%    6.65%   6.00%
Rate of compensation increase..............  4% - 8%   4% - 8%    N/A     N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                    DECEMBER 31,
                                ---------------------------------------------------
                                                               OTHER POSTRETIREMENT
                                      PENSION BENEFITS               BENEFITS
                                ---------------------------   ---------------------
                                  2007      2006      2005     2007    2006    2005
                                -------   -------   -------   -----   -----   -----
Weighted average discount
  rate........................   6.00%     5.80%     5.85%    6.00%   5.79%   5.83%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.49%    7.48%   7.42%   7.50%
Rate of compensation
  increase....................  4% - 8%   4% - 8%   4% - 8%    N/A     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2008 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                      DECEMBER 31,
                              -----------------------------------------------------------
                                          2007                           2006
                              ----------------------------   ----------------------------
Pre-Medicare eligible
  claims....................     8.5% down to 5% in 2014        9.0% down to 5% in 2014
Medicare eligible claims....    10.5% down to 5% in 2018       11.0% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................  $      7      $     (6)
Effect of accumulated postretirement benefit
  obligation.........................................  $     63      $    (62)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans' assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $7,565 million and $7,321 million as of December 31, 2007 and 2006, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $28 million, $29 million and $28 million for the years ended December 31, 2007, 2006 and 2005, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income, including realized and unrealized gains and losses, credited to the account balances were $603 million, $818 million and $460 million for the years ended December 31, 2007, 2006 and 2005, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                    -----------------------------
                                                                        OTHER
                                                       PENSION       POSTRETIRE-
                                                       BENEFITS     MENT BENEFITS
                                                    -------------   -------------
                                                     2007    2006    2007    2006
                                                    -----   -----   -----   -----
ASSET CATEGORY
  Equity securities...............................     38%     42%     37%     37%
  Fixed maturity securities.......................     44%     42%     58%     57%
  Other (Real Estate and Alternative
     Investments).................................     18%     16%      5%      6%
                                                      ---     ---     ---     ---
  Total...........................................    100%    100%    100%    100%
                                                      ===     ===     ===     ===



     The weighted average target allocations of pension plan and other postretirement benefit plan assets for 2008 are as follows:

                                                       PENSION      OTHER
                                                      ---------   ---------
ASSET CATEGORY
Equity securities...................................  30% - 55%   30% - 45%
Fixed maturity securities...........................  30% - 65%   45% - 70%
Other (Real Estate and Alternative Investments).....  10% - 25%    0% - 10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were required for the years ended December 31, 2007 or 2006. No contributions will be required for 2008. The Company did not make discretionary contributions to the qualified pension plans during the year ended December 31, 2007 and made contributions of $335 million during the year ended December 31, 2006. The Company expects to make additional discretionary contributions of $144 million in 2008.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $50 million and $35 million for the years ended December 31, 2007 and 2006, respectively. These payments are expected to be at approximately the same level in 2008.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $171 million and $151 million for the years ended December 31, 2007 and 2006, respectively.

     The Company expects to make contributions of $115 million, net of participant's contributions, toward the other postretirement plan obligations in 2008. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                         OTHER POSTRETIREMENT BENEFITS
                                                         -----------------------------
                                               PENSION            PRESCRIPTION
                                              BENEFITS   GROSS   DRUG SUBSIDIES    NET
                                              --------   -----   --------------   ----
                                                              (IN MILLIONS)
2008........................................   $  355     $115        $ (14)      $101
2009........................................   $  368     $119        $ (15)      $104
2010........................................   $  378     $123        $ (16)      $107
2011........................................   $  391     $127        $ (16)      $111
2012........................................   $  407     $130        $ (17)      $113
2013 - 2017.................................   $2,251     $705        $(100)      $605


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $69 million, $73 million and $70 million for the years ended December 31, 2007, 2006 and 2005, respectively.

17.  EQUITY

  CAPITAL CONTRIBUTIONS

     On December 12, 2007, the Holding Company contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, the Holding Company contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, the Holding Company contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, the Holding Company contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with the Holding Company, the Company adopted SFAS 123(r) using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of the Holding Company, as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of Holding Company common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the LTPCP, as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of Holding Company common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of Holding Company common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,506,003 as of December 31, 2007. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. As of December 31, 2007, the aggregate number of shares of Holding Company common stock remaining available for issuance pursuant to the 2005 Stock Plan was 60,862,366.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by the Holding Company. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     The Holding Company allocated 88%, 90% and 92% of stock-based compensation to the Company for the years ended December 31, 2007, 2006 and 2005, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses the Holding Company's practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $128 million, $130 million and $112 million, and income tax benefits of $45 million, $46 million and $39 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of the Holding Company's common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2007 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2007 of $61.62 and December 29, 2006 of $59.01, as applicable.

                                                                               WEIGHTED
                                                                               AVERAGE
                                                                WEIGHTED      REMAINING
                                               SHARES UNDER      AVERAGE     CONTRACTUAL     AGGREGATE
                                                  OPTION     EXERCISE PRICE      TERM     INTRINSIC VALUE
                                               ------------  --------------  -----------  ---------------
                                                                               (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2007...............   24,814,183     $     34.69       6.58       $       604
                                                               ===========   ===========  ===============
Granted......................................    3,297,875          $62.86
Exercised....................................   (3,508,416)         $31.33
Cancelled/Expired............................      (68,314)         $30.57
Forfeited....................................     (172,582)         $55.13
                                                ----------
Outstanding at December 31, 2007.............   24,362,746          $38.85       6.18              $555
                                                ==========     ===========   ===========    ===========
Aggregate number of stock options expected to
  vest at December 31, 2007..................   23,777,440          $38.52       6.13              $549
                                                ==========     ===========   ===========    ===========
Exercisable, December 31, 2007...............   17,393,154          $32.84       5.29              $501
                                                ==========     ===========   ===========    ===========



     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of Stock Options granted and recognized in the financial statements or as reported in the pro forma disclosure which follows. The fair value of Stock Options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Holding Company made this change because lattice models produce more accurate option values due to the ability to incorporate assumptions about grantee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The Holding Company used daily historical volatility since the inception of trading when calculating Stock Option values using the Black-Scholes model. In conjunction with the change to the binomial lattice model, the Holding Company began estimating expected future volatility based upon an analysis of historical prices of the Holding Company's common stock and call options on that common stock traded on the open market. The Holding Company uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of the Holding Company's common stock. The Holding Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the Stock Options. Whereas the Black-Scholes model requires a single spot rate for instruments with a term matching the expected life of the option at the valuation date, the binomial lattice model allows for the use of different rates for each year over the contractual term of the option. The table below presents the full range of imputed forward rates for U.S. Treasury Strips that was used in the binomial lattice model over the contractual term of all Stock Options granted in the period.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     Use of the Black-Scholes model requires an input of the expected life of the Stock Options, or the average number of years before Stock Options will be exercised or expired. The Holding Company estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested Stock Options. Alternatively, the binomial model used by the Holding Company incorporates the contractual term of the Stock Options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. The post-vesting termination rate is determined from actual historical exercise and expiration activity under the Incentive Plans. Exercise behavior in the binomial lattice model used by the Holding Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                          YEARS ENDED DECEMBER 31,
                                                -------------------------------------------
                                                     2007           2006           2005
                                                -------------  -------------  -------------
Dividend yield................................      0.94%          1.04%          1.19%
Risk-free rate of return......................  4.30% - 5.32%  4.17% - 4.96%  3.34% - 5.41%
Expected volatility...........................      19.54%         22.00%         23.24%
Exercise multiple.............................       1.66           1.52           1.48
Post-vesting termination rate.................      3.66%          4.09%          5.19%
Contractual term (years)......................        10             10             10
Expected Life (years).........................        6              6              6
Weighted average exercise price of stock
  options granted.............................  $    62.86     $    50.21     $    38.70
Weighted average fair value of stock options
  granted.....................................  $    17.76     $    13.84     $    10.09


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $49 million, $51 million and $47 million related to Stock Options was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Had compensation expense for grants awarded prior to January 1, 2003 been determined based on the fair value at the date of grant rather than the intrinsic value method, the Company's earnings would have been reduced to the following pro forma amounts for the following:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                               -------------
                                                                    2005
                                                               -------------
                                                               (IN MILLIONS)
Net income...................................................   $     3,253
Add: Stock option-based employee compensation expense
  included in reported net income, net of income tax.........            30
Deduct: Total stock option-based employee compensation
  determined under fair value based method for all awards,
  net of income tax..........................................           (32)
                                                                -----------
Pro forma net income.........................................        $3,251
                                                                ===========



     As of December 31, 2007, the Holding Company had $41 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.70 years. The Company's allocated portion of Stock Option expense was 89%.

     The Holding Company allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $41 million, $22 million, and $11 million of such tax benefits for the years ended December 31, 2007, 2006, and 2005, respectively.

  Performance Shares

     Beginning in 2005, the Holding Company awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of the Holding Company's performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2007:

                                                                  WEIGHTED AVERAGE
                                                    PERFORMANCE      GRANT DATE
                                                       SHARES        FAIR VALUE
                                                    -----------   ----------------
Outstanding at January 1, 2007....................   1,849,575     $         42.24
  Granted.........................................     916,075              $60.86
  Forfeited.......................................     (75,525)             $49.20
                                                    -----------
Outstanding at December 31, 2007..................   2,690,125              $48.39
                                                    ===========
Performance Shares expected to vest at December
  31, 2007........................................   2,641,669              $48.20
                                                    ===========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. As of December 31, 2007, the three year performance period for the 2005 Performance Share grants was completed. Included in the immediately preceding table are 965,525 outstanding Performance Shares to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2008 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on the Holding Company's common stock during the performance period. Accordingly, the fair value of Performance Shares is based upon the closing price of the Holding Company's common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $79 million, $67 million and $22 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively.

     As of December 31, 2007, the Holding Company had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of
1.72 years. The Company's allocated portion of Performance Share expense was 88%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, the Holding Company granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's common stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of the Holding Company's common stock, as approved by the Holding Company's Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2007, 2006 and 2005.

     A portion of each Opportunity Award under the LTPCP was settled in shares of the Holding Company's common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of the Holding Company's common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of the Holding Company's common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of the Holding Company's common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of the Holding Company's common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007. Compensation expense of $12 million and $43 million related to LTPCP Opportunity Awards was allocated to the Company for the years ended December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.1 billion, $1.0 billion and $2.2 billion for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Department, was $13.0 billion and $9.2 billion at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance (the "Department") has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the years ended December 31, 2007 and 2006, Metropolitan Life Insurance Company paid to the Holding Company $500 million and $863 million, respectively, in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to the Holding Company in 2008 without prior regulatory approval is $1,299 million.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company , must be approved by Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2007, 2006 and 2005. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2008 without prior regulatory approval is $94 million.

     For the years ended December 31, 2007, 2006 and 2005, Metropolitan Life Insurance Company received dividends from subsidiaries of $60 million, $34 million and $77 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                            ---------------------------
                                                              2007      2006      2005
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $(1,485)  $  (926)  $(2,611)
Income tax effect of holding gains (losses)...............      655       324       984
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................     (173)      403       241
  Amortization of premiums and accretion of discounts
     associated with investments..........................      493      (443)     (186)
Income tax effect.........................................     (141)       14       (21)
Allocation of holding gains on investments relating to
  other policyholder amounts..............................      532       792     1,580
Income tax effect of allocation of holding gains to other
  policyholder amounts....................................     (235)     (277)     (596)
Unrealized investment gains of subsidiary at date of
  sale....................................................       --        --        15
Deferred income tax on unrealized investment gains of
  subsidiary at date of sale..............................       --        --        (5)
                                                            -------   -------   -------
Net unrealized investment gains (losses)..................     (354)     (113)     (599)
                                                            -------   -------   -------
Foreign currency translation adjustments..................      139         7       (54)
Foreign currency translation adjustments of subsidiary at
  due date of sale........................................       --        --         5
                                                            -------   -------   -------
Foreign currency translation adjustment...................      139         7       (49)
Minimum pension liability adjustment......................       --       (18)       89
Defined benefit plan adjustment...........................      524        --        --
                                                            -------   -------   -------
Other comprehensive income (loss).........................  $   309     $(124)  $  (559)
                                                            =======   =======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

18.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Compensation......................................  $ 2,693   $ 2,661   $ 2,564
Commissions.......................................    1,711     1,701     1,334
Interest and debt issue costs.....................      418       332       245
Amortization of DAC and VOBA......................    1,160     1,089     1,385
Capitalization of DAC.............................   (1,689)   (1,677)   (1,619)
Rent, net of sublease income......................      217       201       227
Minority interest.................................      302       225       168
Insurance tax.....................................      551       527       417
Other.............................................      981     1,255       996
                                                    -------   -------   -------
  Total other expenses............................  $ 6,344   $ 6,314   $ 5,717
                                                    =======   =======   =======



     As discussed in Note 8, the Company recognized an expense related to the recapture of a reinsurance treaty by an affiliate for the year ended December 31, 2006. For the year ended December 31, 2005, the Company entered into a reinsurance agreement with an affiliate and it received a ceding commission which is included in the table above.

     See Notes 8, 10, and 22 for discussion of affiliated expenses included in the table above.

19.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of insurance and other financial services with operations throughout the United States. The Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, the Reinsurance segment provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 20 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


unique and specific nature of the risks inherent in Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2007, 2006 and 2005. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

FOR THE YEAR ENDED                                                                 CORPORATE &
DECEMBER 31, 2007                    INSTITUTIONAL   INDIVIDUAL   REINSURANCE         OTHER          TOTAL
-----------------------------------  -------------   ----------   -----------   ----------------   --------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...........................     $ 12,358      $  4,073    $     4,910   $              4   $ 21,345
Universal life and investment-type
  product policy fees..............          763         1,483             --                 --      2,246
Net investment income..............        6,669         5,552            871                394     13,486
Other revenues.....................          712           152             77                 61      1,002
Net investment gains (losses)......         (269)          (81)          (177)                63       (464)
Policyholder benefits and claims...       13,332         4,924          3,989                 19     22,264
Interest credited to policyholder
  account balances.................        2,451         1,064            262                 --      3,777
Policyholder dividends.............           --         1,685             --                  2      1,687
Other expenses.....................        2,391         2,290          1,226                437      6,344
                                        --------      --------    -----------   ----------------   --------
Income from continuing operations
  before provision (benefit) for
  income tax.......................        2,059         1,216            204                 64      3,543
Provision (benefit) for income
  tax..............................          701           431             71                (65)     1,138
                                        --------      --------    -----------   ----------------   --------
Income from continuing operations..        1,358           785            133                129      2,405
Income from discontinued
  operations, net of income tax....            7            --             --                 20         27
                                        --------      --------    -----------   ----------------   --------
Net income.........................     $  1,365      $    785        $   133            $   149   $  2,432
                                        ========      ========    ===========   ================   ========
BALANCE SHEET:
Total assets.......................     $170,540      $167,257        $21,331            $14,786   $373,914
DAC and VOBA.......................     $    907      $  7,715        $ 3,513            $     6   $ 12,141
Separate account assets............     $ 49,577      $ 40,143        $    17            $   (17)  $ 89,720
Policyholder liabilities...........     $ 95,499      $ 86,065        $15,113            $   346   $197,023
Separate account liabilities.......     $ 49,577      $ 40,143        $    17            $   (17)  $ 89,720

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                              CORPORATE &
DECEMBER 31, 2006                    INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
-----------------------------------  -------------   ----------   -----------   -----------   --------
                                                               (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...........................     $ 11,801      $  4,129    $     4,348      $     6    $ 20,284
Universal life and investment-type
  product policy fees..............          750         1,433             --           --       2,183
Net investment income..............        5,815         5,481            732          269      12,297
Other revenues.....................          677           114             66           33         890
Net investment gains (losses)......         (348)         (394)             7          (92)       (827)
Policyholder benefits and claims...       12,918         4,712          3,490           17      21,137
Interest credited to policyholder
  account balances.................        1,944         1,049            254           --       3,247
Policyholder dividends.............           --         1,669             --            2       1,671
Other expenses.....................        2,483         2,213          1,227          391       6,314
                                        --------      --------    -----------    ---------    --------
Income (loss) from continuing
  operations before provision
  (benefit) for income tax.........        1,350         1,120            182         (194)      2,458
Provision (benefit) for income
  tax..............................          445           400             64         (273)        636
                                        --------      --------    -----------    ---------    --------
Income from continuing operations..          905           720            118           79       1,822
Income from discontinued
  operations, net of income tax....           42            18             --           44         104
                                        --------      --------    -----------    ---------    --------
Net income.........................     $    947      $    738        $   118      $   123    $  1,926
                                        ========      ========    ===========    =========    ========
BALANCE SHEET:
Total assets.......................     $157,673      $150,508        $18,818    $  13,059    $340,058
DAC and VOBA.......................     $  1,205      $  7,677        $ 3,152      $     9    $ 12,043
Separate account assets............     $ 44,546      $ 36,403        $    16      $    --    $ 80,965
Policyholder liabilities...........     $ 86,359      $ 86,473        $13,332      $   325    $186,489
Separate account liabilities.......     $ 44,546      $ 36,403        $    16      $    --    $ 80,965

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                               CORPORATE &
DECEMBER 31, 2005                     INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER       TOTAL
------------------------------------  -------------   ----------   -----------   -----------   -------
                                                                (IN MILLIONS)
STATEMENT OF INCOME:
Premiums............................    $  11,271      $  4,113     $    3,869         $   3   $19,256
Universal life and investment-type
  product policy fees...............          753         1,193             --             2     1,948
Net investment income...............        5,231         5,555            606           326    11,718
Other revenues......................          642            92             58            28       820
Net investment gains (losses).......           76            83             22            (2)      179
Policyholder benefits and claims....       12,448         4,823          3,206           (32)   20,445
Interest credited to policyholder
  account balances..................        1,347         1,029            220            --     2,596
Policyholder dividends..............            1         1,644             --             2     1,647
Other expenses......................        2,199         2,173            991           354     5,717
                                        ---------      --------     ----------    ----------   -------
Income from continuing operations
  before provision (benefit) for
  income tax........................        1,978         1,367            138            33     3,516
Provision (benefit) for income tax..          661           487             46          (101)    1,093
                                        ---------      --------     ----------    ----------   -------
Income from continuing operations...        1,317           880             92           134     2,423
Income from discontinued operations,
  net of income tax.................          174           296             --           360       830
                                        ---------      --------     ----------    ----------   -------
Net income..........................      $ 1,491        $1,176         $   92    $      494   $ 3,253
                                        =========      ========     ==========    ==========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2007, 2006 and 2005. Revenues from U.S. operations were $35.4 billion, $33.0 billion and $32.4 billion for the years ended December 31, 2007, 2006 and 2005, respectively, which represented 94%, 95% and 95%, respectively, of consolidated revenues.

20.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2007   2006    2005
                                                        ----   ----   ------
                                                            (IN MILLIONS)
Investment income.....................................  $ 54   $ 68   $  174
Investment expense....................................   (40)   (47)    (102)
Net investment gains..................................     7     91      961
                                                        ----   ----   ------
  Total revenues......................................    21    112    1,033
Provision for income tax..............................     8     40      371
                                                        ----   ----   ------
  Income from discontinued operations, net of income
     tax..............................................  $ 13   $ 72   $  662
                                                        ====   ====   ======



     The carrying value of real estate related to discontinued operations was $172 million and $177 million at December 31, 2007 and 2006, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2007     2006     2005
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Net investment income
  Institutional........................................   $ 3      $ 8     $ 29
  Individual...........................................    --        4       20
  Corporate & Other....................................    11        9       23
                                                          ---      ---     ----
     Total net investment income.......................   $14      $21     $ 72
                                                          ===      ===     ====
Net investment gains (losses)
  Institutional........................................   $ 7      $58     $242
  Individual...........................................    --       23      443
  Corporate & Other....................................    --       10      276
                                                          ---      ---     ----
     Total net investment gains (losses)...............   $ 7      $91     $961
                                                          ===      ===     ====



     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million resulting in a gain, net of income tax, of $431 million. Net investment income on One Madison Avenue was $13 million for the year ended December 31, 2005.

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party, resulting in a gain upon disposal of $10 million, net of income tax. As a result of this sale, the Company recognized income from discontinued operations of $5 million, net of income tax, for the year ended December 31, 2005. The Company reclassified the operations of MetLife Indonesia into discontinued operations for all years presented.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of MetLife Indonesia that have been combined with the discontinued real estate operations in the consolidated statements of income:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                               -------------
                                                                    2005
                                                               -------------
                                                               (IN MILLIONS)
Revenues.....................................................   $          5
Expenses.....................................................             10
                                                                ------------
Income before provision for income tax.......................             (5)
Provision for income tax.....................................             --
Net investment gain, net of income tax.......................             10
                                                                ------------
  Income (loss) from discontinued operations, net of income
     tax.....................................................            $ 5
                                                                ============



     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. As a result of the sale of SSRM, the Company recognized income from discontinued operations of $157 million, net of income tax, comprised of a realized gain of $165 million, net of income tax, and an operating expense related to a lease abandonment of $8 million, net of income tax. The Company's discontinued operations for the year ended December 31, 2005 included expenses of $6 million, net of income tax, related to the sale of SSRM. Under the terms of the sale agreement, MetLife will have an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. In the fourth quarter of 2007, the Company accrued a liability for $2 million, net of income tax, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received payments of $30 million, net of income tax, in the second quarter of 2006 and $12 million, net of income tax, in the fourth quarter of 2005 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The operations of SSRM include affiliated revenues of $5 million for the year ended December 31, 2005, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continued after the sale of SSRM. The following table presents the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2007     2006     2005
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Revenues...............................................   $--      $--     $ 19
Expenses...............................................    --       --       38
                                                          ---      ---     ----
Income before provision for income tax.................    --       --      (19)
Provision for income tax...............................    --       --       (5)
Net investment gain, net of income tax.................    14       32      177
                                                          ---      ---     ----
  Income from discontinued operations, net of income
     tax...............................................   $14      $32     $163
                                                          ===      ===     ====



21.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2007                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $161,664    $161,664
  Equity securities.............................             $  4,304    $  4,304
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 40,012    $ 40,561
  Policy loans..................................             $  8,736    $  8,736
  Short-term investments........................             $    678    $    678
  Cash and cash equivalents.....................             $  2,331    $  2,331
  Accrued investment income.....................             $  2,529    $  2,529
  Mortgage loan commitments.....................   $3,277    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)
Liabilities:
     Policyholder account balances..............             $ 75,565    $ 75,145
     Short-term debt............................             $    357    $    357
     Long-term debt.............................             $  3,215    $  3,280
     Collateral financing arrangements..........             $    850    $    761
     Junior subordinated debt securities........             $    399    $    356
     Shares subject to mandatory redemption.....             $    159    $    178
     Payables for collateral under securities
       loaned and other transactions............             $ 28,952    $ 28,952




                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2006                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $162,385    $162,385
  Equity securities.............................             $  3,487    $  3,487
  Trading securities............................             $    563    $    563
  Mortgage and consumer loans...................             $ 35,939    $ 36,184
  Policy loans..................................             $  8,587    $  8,587
  Short-term investments........................             $  1,244    $  1,244
  Cash and cash equivalents.....................             $  1,455    $  1,455
  Accrued investment income.....................             $  2,328    $  2,328
  Mortgage loan commitments.....................   $3,290    $     --    $     --
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $1,662    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 69,198    $ 66,965
  Short-term debt...............................             $    833    $    833
  Long-term debt................................             $  2,369    $  2,514
  Collateral financing arrangements.............             $    850    $    850
  Junior subordinated debt securities...........             $    399    $    400
  Shares subject to mandatory redemption........             $    278    $    357
  Payables for collateral under securities
     loaned and other transactions..............             $ 32,119    $ 32,119

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM AND LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

22.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     MetLife Group, Incorporated, a wholly-owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services, recorded in other expenses, were approximately $2.0 billion, $1.9 billion and $1.9 billion in 2007, 2006 and 2005, respectively.

     See Notes 3, 7, 8 and 10 for discussion of additional related party transactions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS

              for the Years Ended December 31, 2007, 2006 and 2005 and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 14, 2008

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2007      2006
                                                                  -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $16,422 and $15,282,
     respectively)..............................................  $17,317   $16,134
  Equity securities available-for-sale, at estimated fair value
     (cost: $187 and $205, respectively)........................      168       210
  Mortgage loans on real estate.................................    1,073       971
  Policy loans..................................................    2,716     2,664
  Real estate and real estate joint ventures held-for-
     investment.................................................       55        56
  Other limited partnership interests...........................       33        20
  Short-term investments........................................      312       435
  Other invested assets.........................................    4,735     4,068
                                                                  -------   -------
     Total investments..........................................   26,409    24,558
Cash and cash equivalents.......................................      507       357
Accrued investment income.......................................      185       183
Premiums and other receivables..................................    3,482     3,256
Deferred policy acquisition costs and value of business
  acquired......................................................    3,650     3,388
Current income tax recoverable..................................       86       168
Other assets....................................................      327       339
Separate account assets.........................................    2,097     2,210
                                                                  -------   -------
     Total assets...............................................  $36,743   $34,459
                                                                  =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $11,285   $10,291
  Policyholder account balances.................................   10,791    10,398
  Other policyholder funds......................................    2,492     2,202
  Policyholder dividends payable................................      102       108
  Short-term debt -- affiliated.................................       50        --
  Long-term debt................................................      628       408
  Collateral financing arrangements.............................      850       850
  Junior subordinated debt securities...........................      399       399
  Shares subject to mandatory redemption........................      159       159
  Deferred income tax liability.................................      973     1,022
  Payables for collateral under securities loaned and other
     transactions...............................................    1,438     1,642
  Other liabilities.............................................    2,201     1,736
  Separate account liabilities..................................    2,097     2,210
                                                                  -------   -------
     Total liabilities..........................................   33,465    31,425
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding...........        3         3
Additional paid-in capital......................................    1,849     1,839
Retained earnings...............................................      969       775
Accumulated other comprehensive income..........................      457       417
                                                                  -------   -------
     Total stockholder's equity.................................    3,278     3,034
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $36,743   $34,459
                                                                  =======   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
REVENUES
Premiums..................................................  $5,218   $4,647   $4,179
Universal life and investment-type product policy fees....     188      226      149
Net investment income.....................................   1,419    1,302    1,171
Other revenues............................................     104       67       57
Net investment gains (losses).............................    (268)     (14)      57
                                                            ------   ------   ------
     Total revenues.......................................   6,661    6,228    5,613
                                                            ------   ------   ------
EXPENSES
Policyholder benefits and claims..........................   4,474    3,935    3,714
Interest credited to policyholder account balances........     409      405      374
Policyholder dividends....................................     163      170      171
Other expenses............................................   1,293    1,361    1,147
                                                            ------   ------   ------
     Total expenses.......................................   6,339    5,871    5,406
                                                            ------   ------   ------
Income before provision for income tax....................     322      357      207
Provision for income tax..................................     123      125       66
                                                            ------   ------   ------
Net income................................................  $  199   $  232   $  141
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                          ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                        -----------------------------------------
                                                                              NET          FOREIGN       DEFINED
                                                ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                       COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                       STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)    ADJUSTMENT   ADJUSTMENT    TOTAL
                                      -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005..........  $     3    $  1,843     $  428      $       356    $        38    $      (6)  $ 2,662
Sale of subsidiary..................                    7                                                                 7
Equity transactions of majority
  owned subsidiary..................                  (14)                                                              (14)
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             141                                                    141
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                               75                                    75
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                               3                      3
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            2         2
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     80
                                                                                                                    -------
  Comprehensive income..............                                                                                    221
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2005........        3       1,836        556              431             41           (4)    2,863
Sale of subsidiary..................                   (9)                                                               (9)
Equity transactions of majority
  owned subsidiary..................                   12                                                                12
Dividends on common stock...........                             (13)                                                   (13)
Comprehensive income:
  Net income........................                             232                                                    232
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (62)                                  (62)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              11                     11
     Additional minimum pension
       liability adjustment, net of
       income tax...................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                    (50)
                                                                                                                    -------
  Comprehensive income..............                                                                                    182
                                                                                                                    -------
  Adoption of SFAS 158, net of
     income tax.....................                                                                           (1)       (1)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2006........        3       1,839        775              369             52           (4)    3,034
Cumulative effect of a change in
  accounting principle, net of
  income tax (Note 1)...............                              (5)                                                    (5)
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at January 1, 2007..........        3       1,839        770              369             52           (4)    3,029
Equity transactions of majority
  owned subsidiary..................                   10                                                                10
Comprehensive income:
  Net income........................                             199                                                    199
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.......                                              (21)                                  (21)
     Foreign currency translation
       adjustments, net of income
       tax..........................                                                              60                     60
     Defined benefit plans
       adjustment, net of income
       tax..........................                                                                            1         1
                                                                                                                    -------
     Other comprehensive income
       (loss).......................                                                                                     40
                                                                                                                    -------
  Comprehensive income..............                                                                                    239
                                      -------    --------     ------      -----------    -----------    ---------   -------
Balance at December 31, 2007........       $3      $1,849       $969             $348           $112          $(3)   $3,278
                                      =======    ========     ======      ===========    ===========    =========   =======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                            2007      2006      2005
                                                          -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..............................................  $   199   $   232   $   141
Adjustments to reconcile net income to net cash provided
  by operating activities:
     Depreciation and amortization expenses.............        7         8        12
     Amortization of premiums and accretion of discounts
       associated with investments, net.................      (33)      (13)      (11)
     (Gains) losses from sales of investments and
       businesses, net..................................      268        14       (57)
     Interest credited to policyholder account
       balances.........................................      409       405       374
     Universal life and investment-type product policy
       fees.............................................     (188)     (226)     (149)
     Change in premiums and other receivables...........     (226)     (511)      (25)
     Change in deferred policy acquisition costs, net...     (339)     (306)     (219)
     Change in insurance-related liabilities............    1,348       963       874
     Change in income tax payable.......................       65       194       (14)
     Change in other assets.............................      117        87       (93)
     Change in other liabilities........................      432        97        52
     Other, net.........................................        3       (24)       (2)
                                                          -------   -------   -------
Net cash provided by operating activities...............    2,062       920       883
                                                          -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..........................    2,974     4,623     5,353
     Equity securities..................................       34        68        --
     Mortgage loans on real estate......................       26        87       194
     Real estate and real estate joint ventures.........        1        --         6
     Other limited partnership interests................        1         5         2
  Purchases of:
     Fixed maturity securities..........................   (4,116)   (6,056)   (6,686)
     Equity securities..................................      (12)      (40)      (28)
     Mortgage loans on real estate......................     (129)     (160)      (38)
     Real estate and real estate joint ventures.........       (1)       (3)       (1)
     Other limited partnership interests................      (19)       --        --
  Net change in short-term investments..................      123      (282)      (67)
  Proceeds from sales of businesses, net of cash
     disposed of $0, $5 and $0, respectively............       --        71        37
  Net change in other invested assets...................     (976)     (705)     (521)
  Other, net............................................      (43)      (50)      (18)
                                                          -------   -------   -------
Net cash used in investing activities...................  $(2,137)  $(2,442)  $(1,767)
                                                          -------   -------   -------




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                             2007     2006     2005
                                                            ------   ------   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $1,147   $1,446   $1,424
     Withdrawals..........................................    (986)    (828)    (953)
  Net change in payables for collateral under securities
     loaned and other transactions........................    (204)     259      (78)
  Net change in short-term debt -- affiliated.............      50       --       --
  Long-term debt issued...................................     297       --       --
  Long-term debt repaid...................................     (79)    (100)      (3)
  Collateral financing arrangements issued................      --      850       --
  Capital contribution from parent from sales of
     subsidiaries, net....................................      --       --        7
  Junior subordinated debt securities issued..............      --       --      397
  Dividends on common stock...............................      --      (13)     (13)
  Debt issuance costs.....................................      --      (13)      (6)
  Other, net..............................................      --       10        5
                                                            ------   ------   ------
Net cash provided by financing activities.................     225    1,611      780
                                                            ------   ------   ------
Change in cash and cash equivalents.......................     150       89     (104)
Cash and cash equivalents, beginning of year..............     357      268      372
                                                            ------   ------   ------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  507   $  357   $  268
                                                            ======   ======   ======
Supplemental disclosures of cash flow information:
  Net cash paid (received) during the year for:
     Interest.............................................  $  129   $   73   $   48
                                                            ======   ======   ======
     Income tax...........................................  $  (85)  $   --   $  143
                                                            ======   ======   ======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed....................................  $   --   $  321   $   40
       Less: liabilities disposed.........................      --      236        3
                                                            ------   ------   ------
       Net assets disposed................................      --       85       37
       Less: cash disposed................................      --        5       --
                                                            ------   ------   ------
       Business dispositions, net of cash disposed........  $   --   $   80   $   37
                                                            ======   ======   ======
     Return of capital to parent from sale of subsidiary..  $   --   $   (9)  $   --
                                                            ======   ======   ======




          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

     On May 1, 2006, the Company sold its wholly-owned subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, MetLife. Immediately following the sale, Paragon was merged with and into MLIC. Paragon is included in the accompanying consolidated financial statements until the date of its sale. See Note 2.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries, including Reinsurance Group of America, Incorporated ("RGA"). Intercompany accounts and transactions have been eliminated.

     General American owned approximately 52% of RGA in 2007 and 53% in 2006 and 2005. See Note 14.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,534 million and $1,347 million at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flows for the year ended December 31, 2006. See Note 10 for a description of the transaction.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g., loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts, as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses) or interest credited to policyholder balances. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder balances. Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) or interest credited to policyholder account balances, if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $106 million and $105 million at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $71 million at both December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $7 million for each of the years ended December 31, 2007, 2006 and 2005.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $59 million and $56 million at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $37 million and $30 million at December 31, 2007 and 2006, respectively. Related amortization expense was $7 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts, future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair value is determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 7%.

     Participating business represented approximately 30% and 31% of General American's life insurance in-force, and 52% and 56% of the number of its life insurance policies in-force, at December 31, 2007 and 2006, respectively. Participating policies represented approximately 95%, 99% and 98% of gross life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. Total premiums for General American were $302 million, $299 million and $311 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments and (ii) credited interest, ranging from 3% to 6%, less expenses, mortality charges, and withdrawals.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either a separate individual corporate tax returns or separate consolidated tax returns.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in Statement of Financial Accounting Standards ("SFAS") No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits -- An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. See also Note 13.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of ($5) million, net of income tax of ($3) million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $1 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also "Summary of Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging ("SFAS 133"), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there was no impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FASB Staff Position No. FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"), which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

2.  DISPOSITIONS

     On May 1, 2006, the Company sold Paragon to its ultimate parent, MetLife. The Company received consideration of $71 million, net of cash sold of $5 million. Immediately following the sale, MetLife merged Paragon with and into MLIC. The amount received below book value was recorded as a return of capital to MLIC of $9 million. Total assets and total liabilities of Paragon at December 31, 2005 were $727 million and $643 million, respectively. Total revenues of Paragon included in the Company's consolidated revenues were $23 million and $61 million for the years ended December 31, 2006 and 2005, respectively.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to MLIC for consideration of $44 million. The amount received above book value was recorded as a capital contribution from MLIC of $7 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were less than $1 million for the year ended December 31, 2005.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,940    $  129   $163     $ 5,906     34.1%
Foreign government securities.........     2,486       868      8       3,346     19.3
Residential mortgage-backed
  securities..........................     3,142        25     26       3,141     18.2
Foreign corporate securities..........     1,986       170     39       2,117     12.2
Commercial mortgage-backed
  securities..........................     1,517        20     19       1,518      8.8
Asset-backed securities...............       820         2     48         774      4.5
U.S. Treasury/agency securities.......       372        14     --         386      2.2
State and political subdivision
  securities..........................        56        --      1          55      0.3
Other fixed maturity securities.......       103        --     29          74      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $16,422    $1,228   $333     $17,317    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   159    $    2   $ 21     $   140     83.3%
Common stocks.........................        28        --     --          28     16.7
                                         -------    ------   ----     -------    -----
  Total equity securities.............   $   187    $    2   $ 21     $   168    100.0%
                                         =======    ======   ====     =======    =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       DECEMBER 31, 2006
                                        ----------------------------------------------
                                                        GROSS
                                         COST OR      UNREALIZED
                                        AMORTIZED   -------------    ESTIMATED    % OF
                                           COST      GAIN    LOSS   FAIR VALUE   TOTAL
                                        ---------   ------   ----   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities.............   $ 5,714    $  153   $ 71     $ 5,796     35.9%
Foreign government securities.........     1,947       687      5       2,629     16.3
Residential mortgage-backed
  securities..........................     3,158        13     33       3,138     19.5
Foreign corporate securities..........     1,519       153     13       1,659     10.3
Commercial mortgage-backed
  securities..........................     1,259        14     14       1,259      7.8
Asset-backed securities...............       854         4      2         856      5.3
U.S. Treasury/agency securities.......       657         3      5         655      4.1
State and political subdivision
  securities..........................        72         1      1          72      0.4
Other fixed maturity securities.......       102        --     32          70      0.4
                                         -------    ------   ----     -------    -----
  Total fixed maturity securities.....   $15,282    $1,028   $176     $16,134    100.0%
                                         =======    ======   ====     =======    =====
Non-redeemable preferred stocks.......   $   191    $    4   $  2     $   193     91.9%
Common stocks.........................        14         3     --          17      8.1
  Total equity securities.............   $   205    $    7   $  2     $   210    100.0%
                                         =======    ======   ====     =======    =====



     The Company held foreign currency derivatives with notional amounts of $839 million and $670 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $285 million and $349 million, respectively, and unrealized losses of $28 million and less than $1 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 14% have been guaranteed by financial guarantors, of which 27% was guaranteed by financial guarantors who remain Aaa rated through March 2008. Overall, at December 31, 2007, $729 million of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $375 million, $227 million and $127 million at December 31, 2007, are included within asset-backed securities, corporate securities and state and political subdivision securities, respectively, and 86% were guaranteed by financial guarantors who remained Aaa rated through March 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $488 million and $452 million at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $4 million and $18 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were less than $1 million at December 31, 2007. There were no non-income producing fixed maturity securities at December 31, 2006. Net unrealized gains associated with non-income producing fixed maturity securities were less than $1 million at December 31, 2007.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $   269      $   276     $   326      $   331
Due after one year through five years...     2,290        2,348       2,052        2,103
Due after five years through ten years..     2,615        2,668       2,649        2,680
Due after ten years.....................     5,769        6,592       4,984        5,767
                                           -------      -------     -------      -------
  Subtotal..............................    10,943       11,884      10,011       10,881
Mortgage-backed and other asset-backed
  securities............................     5,479        5,433       5,271        5,253
                                           -------      -------     -------      -------
  Total fixed maturity securities.......   $16,422      $17,317     $15,282      $16,134
                                           =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Proceeds............................................  $2,572   $3,989   $5,608
Gross investment gains..............................  $   36   $   47   $   99
Gross investment losses.............................  $  (59)  $  (67)  $  (65)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

                                                                  DECEMBER 31, 2007
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,914        $105        $1,048        $ 58        $2,962        $163
Foreign government securities......       231           3           101           5           332           8
Residential mortgage-backed
  securities.......................       690          14           705          12         1,395          26
Foreign corporate securities.......       510          23           254          16           764          39
Commercial mortgage-backed
  securities.......................       154           6           529          13           683          19
Asset-backed securities............       557          37           117          11           674          48
U.S. Treasury/agency securities....         1          --            --          --             1          --
State and political subdivision
  securities.......................        28           1            15          --            43           1
Other fixed maturity securities....        74          29            --          --            74          29
                                       ------        ----        ------        ----        ------        ----
  Total fixed maturity securities..    $4,159        $218        $2,769        $115        $6,928        $333
                                       ======        ====        ======        ====        ======        ====
Equity securities..................    $   92        $ 19        $   15        $  2        $  107        $ 21
                                       ======        ====        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........     1,160                       607
                                       ======                    ======




                                                                  DECEMBER 31, 2006
                                     ---------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                                                         THAN
                                       LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     -----------------------   -----------------------   -----------------------
                                                     GROSS                     GROSS                     GROSS
                                      ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                     FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                     ----------   ----------   ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities..........    $1,397         $19        $1,322        $ 52        $2,719        $ 71
Foreign government securities......       267           4            31           1           298           5
Residential mortgage-backed
  securities.......................       855           7         1,267          26         2,122          33
Foreign corporate securities.......       407           8           139           5           546          13
Commercial mortgage-backed
  securities.......................       319           1           508          13           827          14
Asset-backed securities............       272           1            60           1           332           2
U.S. Treasury/agency securities....       458           4            60           1           518           5
State and political subdivision
  securities.......................        29          --            13           1            42           1
Other fixed maturity securities....        71          32            --          --            71          32
                                       ------         ---        ------        ----        ------        ----
  Total fixed maturity securities..    $4,075         $76        $3,400        $100        $7,475        $176
                                       ======         ===        ======        ====        ======        ====
Equity securities..................    $   49         $ 1        $   16        $  1        $   65        $  2
                                       ======         ===        ======        ====        ======        ====
Total number of securities in an
  unrealized loss position.........       907                       676
                                       ======                    ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2007
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $2,388     $159       $ 94       $43       550        88
Six months or greater but less than nine
  months................................     1,243       10         64         3       340         8
Nine months or greater but less than
  twelve months.........................       715       --         40        --       186        --
Twelve months or greater................     2,864       10        107         3       595         4
                                            ------     ----       ----       ---
  Total.................................    $7,210     $179       $305       $49
                                            ======     ====       ====       ===




                                                                DECEMBER 31, 2006
                                          ------------------------------------------------------------
                                           COST OR AMORTIZED    GROSS UNREALIZED         NUMBER OF
                                                 COST                 LOSS              SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months....................    $3,369      $ 8       $ 58       $ 2       621         4
Six months or greater but less than nine
  months................................       184       --          3        --        78        --
Nine months or greater but less than
  twelve months.........................       640       --         14        --       204        --
Twelve months or greater................     3,516        1        101        --       675         1
                                            ------      ---       ----       ---
  Total.................................    $7,709      $ 9       $176       $ 2
                                            ======      ===       ====       ===



     At December 31, 2007 and 2006, $305 million and $176 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $49 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $49 million, $43 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 22% of the cost or amortized cost of such securities. All such unrealized losses related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held no fixed maturity and equity securities with a gross unrealized loss at December 31, 2007 of greater than $10 million. The Company held one fixed maturity security with a gross unrealized loss at December 31, 2006 of equal to or greater than $10 million. This security represented 6%, or $10 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2007 and 2006, the Company had $354 million and $178 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
U.S. corporate securities....................................    46%    40%
Asset-backed securities......................................    14      1
Foreign corporate securities.................................    11      7
Residential mortgage-backed securities.......................     7     19
Commercial mortgage-backed securities........................     5      8
Other........................................................    17     25
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    37%    11%
Asset-backed.................................................    14      1
Mortgage-backed..............................................    12     27
Utility......................................................     8     13
Industrial...................................................     6     16
Government...................................................     2      6
Other........................................................    21     26
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,372 million and $1,566 million and an estimated fair value of $1,392 million and $1,587 million were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,434 million and $1,640 million at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with the securities lending transactions at December 31, 2007 and 2006.

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,368 million and $1,009 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2,307 million and $2,228 million at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as
collateral for various derivative transactions as described in            Note
4.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Commercial mortgage loans.....................  $1,033      96%     $925       95%
Agricultural mortgage loans...................      42       4        46        5
                                                ------     ---      ----      ---
  Total.......................................   1,075     100%      971      100%
                                                           ===                ===
Less: Valuation allowances....................       2                --
                                                ------              ----
  Mortgage loans on real estate...............  $1,073              $971
                                                ======              ====



     Mortgage loans on real estate are collateralized by properties primarily located in the United States. At December 31, 2007, 22%, 12% and 7% of the value of the Company's mortgage loans on real estate were collateralized by property located in California, Florida and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage loans on real estate is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                         2007      2006      2005
                                                         ----      ----      ----
                                                               (IN MILLIONS)
Balance at January 1,..................................   $--       $ 1       $ 3
Additions..............................................     2        --        --
Deductions.............................................    --        (1)       (2)
                                                          ---       ---       ---
Balance at December 31,................................   $ 2       $--       $ 1
                                                          ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Impaired loans with valuation allowances.....................   $6     $ 6
Less: Valuation allowances on impaired loans.................    2      --
                                                                --     ---
  Impaired loans.............................................   $4     $ 6
                                                                ==     ===



     The average investment on impaired loans was $6 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was less than $1 million for each of the years ended December 31, 2007, 2006 and 2005.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Real estate..................................................  $ 68   $ 68
Accumulated depreciation.....................................   (16)   (14)
                                                               ----   ----
Net real estate..............................................    52     54
Real estate joint ventures...................................     3      2
                                                               ----   ----
  Total real estate holdings.................................  $ 55   $ 56
                                                               ====   ====



     All of the Company's real estate holdings are classified as held-for-investment. Related depreciation expense on real estate was $2 million, $1 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................    $37       67%      $37       66%
Industrial....................................     16       29        17       30
Retail........................................      2        4         2        4
                                                  ---      ---       ---      ---
  Total real estate holdings..................    $55      100%      $56      100%
                                                  ===      ===       ===      ===



     The Company's real estate holdings are located in the United States. At December 31, 2007, 95% of the Company's real estate holdings were located in California.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $33 million and $20 million at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 are $9 million of hedge funds. The Company had no hedge funds included within other limited partnership interests at December 31, 2006. For the year ended December 31, 2007, net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income from other limited partnership interests included a loss of less than $1 million, related to hedge funds. The Company did not have net investment income from other limited partnership interests related to hedge funds for the years ended December 31, 2006 and 2005.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4,508 million and $3,806 million at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Fixed maturity securities...........................  $  951   $  864   $  772
Equity securities...................................      15       16       11
Mortgage loans on real estate.......................      65       63       75
Policy loans........................................     164      154      159
Real estate and real estate joint ventures..........      11       12       11
Other limited partnership interests.................      (4)      (1)      (5)
Cash, cash equivalents and short-term investments...      29       17       11
Interest on funds held at interest..................     277      257      192
Other...............................................      16       16        9
                                                      ------   ------   ------
  Total investment income...........................   1,524    1,398    1,235
Less: Investment expenses...........................     105       96       64
                                                      ------   ------   ------
  Net investment income.............................  $1,419   $1,302   $1,171
                                                      ======   ======   ======



     For the years ended December 31, 2007 and 2006, there was no affiliated net investment income related to fixed maturity securities. For the year ended December 31, 2005, affiliated net investment income related to fixed maturity securities was less than $1 million and is included in the table above. For each of the years ended December 31, 2007 and 2006, affiliated investment expenses of $5 million are included in the table above. For the year ended December 31, 2005, there were no affiliated investment expenses. See Related Party Investment Transactions for discussion of affiliated net investment income related to short-term investments included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Fixed maturity securities..............................  $ (32)  $(27)  $ 32
Equity securities......................................     --      6     --
Mortgage loans on real estate..........................     (2)     1     10
Real estate and real estate joint ventures.............      1     --      4
Derivatives............................................   (257)     8    (15)
Other..................................................     22     (2)    26
                                                         -----   ----   ----
  Net investment gains (losses)........................  $(268)  $(14)  $ 57
                                                         =====   ====   ====



     For the years ended December 31, 2007 and 2005, affiliated net investment gains of less then $1 million and $29 million, respectively, are included in the table above. There were no affiliated net investment gains (losses) for the year ended December 31, 2006.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $9 million, $1 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $ 893   $ 852   $ 997
Equity securities....................................    (19)      5       2
Derivatives..........................................     (2)     (2)     (2)
Minority interest....................................   (150)   (159)   (171)
Other................................................    (28)    (20)    (39)
                                                       -----   -----   -----
  Subtotal...........................................    694     676     787
                                                       -----   -----   -----
Amounts allocated from DAC and VOBA..................    (97)    (27)    (45)
Deferred income tax..................................   (249)   (280)   (311)
                                                       -----   -----   -----
  Subtotal...........................................   (346)   (307)   (356)
                                                       -----   -----   -----
Net unrealized investment gains (losses).............  $ 348   $ 369   $ 431
                                                       =====   =====   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) are as follows:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007    2006   2005
                                                        ----   -----   ----
                                                           (IN MILLIONS)
Balance, January 1,...................................  $369   $ 431   $356
Unrealized investment gains (losses) during the year..    18    (111)    94
Unrealized gains (losses) relating to:
  DAC and VOBA........................................   (70)     18     42
  Deferred income tax.................................    31      31    (61)
                                                        ----   -----   ----
Balance, December 31,.................................  $348   $ 369   $431
                                                        ====   =====   ====
Net change in unrealized investment gains (losses)....  $(21)  $ (62)  $ 75
                                                        ====   =====   ====



  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities ("VIEs") for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                            DECEMBER 31, 2007
                                                         -----------------------
                                                         NOT PRIMARY BENEFICIARY
                                                         -----------------------
                                                                       MAXIMUM
                                                           TOTAL     EXPOSURE TO
                                                         ASSETS(1)     LOSS(2)
                                                         ---------   -----------
                                                              (IN MILLIONS)
Other limited partnership interest(3)..................    $    7        $ 5
Trust preferred securities(4)..........................     5,275         67
                                                           ------        ---
  Total................................................    $5,282        $72
                                                           ======        ===



--------

   (1) The assets of the other limited partnership interests and trust preferred securities are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to other limited partnership interests and trust preferred securities is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

   (4) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $224 million and $238 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $15 million, $4 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2007     2006     2005
                                                          ----     ----     ----
                                                               (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates.........................................      $19      $--     $536
Amortized cost of assets transferred to affiliates...      $19      $--     $501
Net investment gains (losses) recognized on
  transfers..........................................      $--      $--     $ 35
Estimated fair value of assets transferred from
  affiliates.........................................      $10      $--     $382


4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                                  DECEMBER 31, 2007                 DECEMBER 31, 2006
                                           -------------------------------   -------------------------------
                                                         CURRENT MARKET                    CURRENT MARKET
                                                          OR FAIR VALUE                     OR FAIR VALUE
                                           NOTIONAL   --------------------   NOTIONAL   --------------------
                                            AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                           --------   ------   -----------   --------   ------   -----------
                                                                    (IN MILLIONS)
Interest rate swaps......................   $  422      $38        $ 1        $  359      $29        $ 2
Financial futures........................      213        1          2           213        2         --
Foreign currency swaps...................      226       --         11            31       --          4
Foreign currency forwards................      815       38         --           643       20         --
Financial forwards.......................       --       --         --            --       --          1
Credit default swaps.....................      395        1          2           241       --         --
                                            ------      ---        ---        ------      ---        ---
  Total..................................   $2,071      $78        $16        $1,487      $51        $ 7
                                            ======      ===        ===        ======      ===        ===



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 160 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 4,500 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:

                                                             REMAINING LIFE
                          ------------------------------------------------------------------------------------
                                               AFTER ONE YEAR      AFTER FIVE YEARS
                          ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                          ----------------   ------------------   -----------------   ---------------   ------
                                                              (IN MILLIONS)
Interest rate swaps.....       $   18               $ 91                 $ 66               $247        $  422
Financial futures.......          213                 --                   --                 --           213
Foreign currency swaps..           --                  5                   20                201           226
Foreign currency
  forwards..............          807                 --                   --                  8           815
Credit default swaps....           --                147                   23                225           395
                               ------               ----                 ----               ----        ------
  Total.................       $1,038               $243                 $109               $681        $2,071
                               ======               ====                 ====               ====        ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                         DECEMBER 31, 2007                 DECEMBER 31, 2006
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Fair value......................   $   17      $--        $ 1        $    3      $--        $--
Cash flow.......................        4       --         --             9       --         --
Foreign operations..............      197       --          5            --       --         --
Non-qualifying..................    1,853       78         10         1,475       51          7
                                   ------      ---        ---        ------      ---        ---
  Total.........................   $2,071      $78        $16        $1,487      $51        $ 7
                                   ======      ===        ===        ======      ===        ===



     The Company recognized insignificant net investment income (expense) from settlement payments related to qualifying hedges for the years ended December 31, 2007, 2006 and 2005.

     The Company recognized net investment gains (losses) from settlement payments related to non-qualifying hedges of $3 million, $3 million, and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of SFAS 133.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Changes in the fair value of derivatives..............   $(1)      $--       $--
Changes in the fair value of the items hedged.........     1        --        --
                                                         ---       ---       ---
Net ineffectiveness of fair value hedging activities..   $--       $--       $--
                                                         ===       ===       ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) as the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized an insignificant amount in net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     For the years ended December 31, 2007 and 2006, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was insignificant. For the year ended December 31, 2005, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million. At December 31, 2007, 2006 and 2005, the net amount accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million.

     At December 31, 2007, insignificant amounts of the deferred net gains (losses) on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statement of stockholder's equity for the year ended December 31, 2007 includes gains (losses) of ($5) million related to foreign currency contracts used to hedge its net investments in foreign operations. The Company did not record any gains (losses) on foreign currency contracts for the years ended December 31, 2006 and 2005. At December 31, 2007, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income related to these hedges was approximately ($5) million. There was no foreign currency translation gain (loss) recorded in 2006. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(iv) equity variance swaps, equity futures and interest rate futures to economically hedge liabilities embedded in certain variable annuity products; and (v) credit default swaps to synthetically create investments.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006      2005
                                                      -----      ----      ----
                                                            (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives.......................................  $(110)      $(3)     $(34)


  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include modified coinsurance contracts.

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Embedded derivatives assets..................................  $ 66    $57
Embedded derivatives liabilities.............................  $628    $52


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(150)  $  7   $  7
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require the accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $4 million and $2 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

     The Company has exchange traded futures, which require the pledging of collateral. At both December 31, 2007 and 2006, the Company pledged collateral of $2 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                        DAC    VOBA    TOTAL
                                                      ------   ----   ------
                                                           (IN MILLIONS)
Balance at January 1, 2005..........................  $2,617   $648   $3,265
  Capitalizations...................................     649     --      649
                                                      ------   ----   ------
     Subtotal.......................................   3,266    648    3,914
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................      12      2       14
     Unrealized investment gains (losses)...........     (28)   (14)     (42)
     Other expenses.................................     652     31      683
                                                      ------   ----   ------
       Total amortization...........................     636     19      655
                                                      ------   ----   ------
  Less: Dispositions and other......................     120     --      120
                                                      ------   ----   ------
Balance at December 31, 2005........................   2,510    629    3,139
  Capitalizations...................................     761     --      761
                                                      ------   ----   ------
     Subtotal.......................................   3,271    629    3,900
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................       2     (2)      --
     Unrealized investment gains (losses)...........      (3)   (15)     (18)
     Other expenses.................................     570    (15)     555
                                                      ------   ----   ------
          Total amortization........................     569    (32)     537
                                                      ------   ----   ------
  Less: Dispositions and other......................     (52)    27      (25)
                                                      ------   ----   ------
Balance at December 31, 2006........................   2,754    634    3,388
  Effect of SOP 05-1 adoption.......................      (3)    (5)      (8)
  Capitalizations...................................     810     --      810
                                                      ------   ----   ------
     Subtotal.......................................   3,561    629    4,190
                                                      ------   ----   ------
  Less: Amortization related to:
     Net investment gains (losses)..................    (112)    (2)    (114)
     Unrealized investment gains (losses)...........      (1)    71       70
     Other expenses.................................     644     12      656
                                                      ------   ----   ------
          Total amortization........................     531     81      612
                                                      ------   ----   ------
  Less: Dispositions and other......................     (72)    --      (72)
                                                      ------   ----   ------
Balance at December 31, 2007........................  $3,102   $548   $3,650
                                                      ======   ====   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $39 million in 2008, $33 million in 2009, $33 million in 2010, $35 million in 2011 and $36 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $131   $134
Dispositions and other, net.................................    --     (3)
                                                              ----   ----
Balance at December 31,.....................................  $131   $131
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                      DECEMBER 31,
                                -------------------------------------------------------
                                                       POLICYHOLDER          OTHER
                                  FUTURE POLICY          ACCOUNT          POLICYHOLDER
                                     BENEFITS            BALANCES            FUNDS
                                -----------------   -----------------   ---------------
                                  2007      2006      2007      2006     2007     2006
                                -------   -------   -------   -------   ------   ------
                                                     (IN MILLIONS)
Group life....................  $    34   $    39   $    --   $    --   $    1   $    1
Retirement & savings..........       35        36        42        65       --       --
Non-medical health & other....      329       352        --        --        5        4
Traditional life..............    4,596     4,616        --        --      118      113
Universal variable life.......       64        65     3,079     3,069       58       59
Annuities.....................       87        76       886       926       --       --
Reinsurance...................    6,159     5,140     6,657     6,212    2,297    1,978
Other.........................      (19)      (33)      127       126       13       47
                                -------   -------   -------   -------   ------   ------
  Total.......................  $11,285   $10,291   $10,791   $10,398   $2,492   $2,202
                                =======   =======   =======   =======   ======   ======



     Affiliated future policy benefits, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated policyholder account balances, included in the table above, were less than $1 million at both December 31, 2007 and 2006. Affiliated other policyholder funds, included in the table above, were ($227) million and ($163) million at December 31, 2007 and 2006, respectively.

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,020 million and $1,997 million at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $77 million and $213 million at December 31, 2007 and 2006, respectively. The average interest rate credited on these contracts was 4.14% and 4.02% at December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $57 million, $84 million and $113 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     For each of the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     RGA issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, there were no new issuances by RGA under the GIC program. During the years ended December 31, 2007, 2006 and 2005, RGA repaid $5 million, $3 million and $23 million, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $15 million and $17 million, respectively. During each of the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which is included in interest credited to policyholder account balances, was $1 million.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                IN THE EVENT OF         AT        IN THE EVENT OF         AT
                                     DEATH        ANNUITIZATION        DEATH        ANNUITIZATION
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
  General account value.......           N/A        $     286              N/A        $     296
  Net amount at risk (2)......           N/A        $      51(4)           N/A        $      53(4)
  Average attained age of
     contractholders..........           N/A         60 years              N/A         58 years


                                                           DECEMBER 31,
                                -----------------------------------------------------------------
                                              2007                              2006
                                -------------------------------   -------------------------------
                                   SECONDARY         PAID UP         SECONDARY         PAID UP
                                   GUARANTEES       GUARANTEES       GUARANTEES       GUARANTEES
                                ---------------   -------------   ---------------   -------------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE
  CONTRACTS (1)
Account value (general and
  separate account)...........     $   1,107              N/A        $   1,024              N/A
Net amount at risk (2)........     $  18,250(3)           N/A        $  19,066(3)           N/A
Average attained age of
  policyholders...............      57 years              N/A         56 years              N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                 UNIVERSAL AND
                                                                 VARIABLE LIFE
                                                                   CONTRACTS
                                                                 -------------
                                                    ANNUITY
                                                   CONTRACTS
                                                 -------------
                                                   GUARANTEED
                                                 ANNUITIZATION     SECONDARY
                                                    BENEFITS       GUARANTEES    TOTAL
                                                 -------------   -------------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2005.....................       $ 7             $ 5         $12
Incurred guaranteed benefits...................        --               1           1
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2005...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2006...................         7               6          13
Incurred guaranteed benefits...................        --              --          --
Paid guaranteed benefits.......................        --              --          --
                                                      ---             ---         ---
Balance at December 31, 2007...................       $ 7             $ 6         $13
                                                      ===             ===         ===



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Mutual Fund Groupings
  Equity.....................................................   $18    $16
  Bond.......................................................     1      1
  Balanced...................................................     2     --
  Money Market...............................................     2      3
                                                                ---    ---
     Total...................................................   $23    $20
                                                                ===    ===



8.  REINSURANCE

     General American's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. General American has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, General American reinsured up to 90% of the mortality risk for all new individual life insurance. This practice was initiated for different products starting at various points in time between the mid-1990's and 2000. During 2005, General American changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, General American reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, General American may retain up to $2.5 million per life and reinsure 100% of amounts in excess of General American retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Direct premiums.....................................  $  412   $  415   $  445
Reinsurance assumed.................................   5,575    4,737    4,222
Reinsurance ceded...................................    (769)    (505)    (488)
                                                      ------   ------   ------
Net premiums........................................  $5,218   $4,647   $4,179
                                                      ======   ======   ======
Reinsurance recoverables netted against policyholder
  benefits and claims...............................  $  372   $  375   $  321
                                                      ======   ======   ======



     Reinsurance assumed premiums for the years ended December 31, 2007, 2006 and 2005 include $5,394 million, $4,735 million and $4,220 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $1,246 million and $1,137 million at December 31, 2007 and 2006, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $331 million and $245 million at December 31, 2007 and 2006, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter Re"), MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company ("MLI USA"), Metropolitan Tower Life Insurance Company, New England Life Insurance Company, MLIC and Missouri Reinsurance (Barbados), Inc. ("Missouri Re"), all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $760 million and $227 million, respectively. At December 31, 2006, comparable assets and liabilities were $653 million and $171 million, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table reflects the related party reinsurance information recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Assumed premiums.......................................  $129   $129   $129
Assumed benefits, included in policyholder benefits and
  claims...............................................  $194   $155   $174
Assumed benefits, included in policyholder dividends...  $  9   $  7   $  6
Assumed acquisition costs, included in other expenses..  $ --   $  1   $ --
Ceded premiums.........................................  $ 80   $ 85   $108
Ceded fees, included in universal life and investment-
  type product policy fees.............................  $ 65   $ 90   $260
Interest earned on ceded reinsurance, included in other
  revenues.............................................  $  2   $  2   $  5
Ceded benefits, included in policyholder benefits and
  claims...............................................  $ 25   $ 10   $ 90
Ceded benefits, included in interest credited to
  policyholder account balances........................  $ 58   $ 54   $ 54
Ceded benefits, included in policyholder dividends.....  $  9   $  7   $  6
Interest costs on ceded reinsurance, included in other
  expenses.............................................  $  5   $ 45   $106


     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Re. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri Re and $276 million in assets representing the liabilities on this treaty were transferred from Missouri Re to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in-force block of business to MLI USA. This agreement covers certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. The agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company realized a gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $121 million, $119 million and $192 million and ceded benefits and related costs of $86 million, $98 million and $143 million for the years ended December 31, 2007, 2006 and 2005, respectively. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1,096 million and $1,020 million, respectively.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Re. This agreement ceded, on a modified coinsurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. For the year ended December 31, 2005, the final treaty settlement resulted in a pre-tax gain of $1 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

     Long-term debt and short-term debt -- affiliated outstanding is as follows:

                                        INTEREST RATES                      DECEMBER
                                   ------------------------                   31,
                                                   WEIGHTED               -----------
                                       RANGE        AVERAGE    MATURITY   2007   2006
                                   -------------   --------   ---------   ----   ----
                                                                              (IN
                                                                           MILLIONS)
Senior notes.....................  5.63% - 6.75%     6.08%    2011-2017   $497   $200
Fixed rate notes.................      7.25%         7.25%       2008       30    107
Surplus notes....................      7.63%         7.63%       2024      100    100
Other notes......................     8% - 12%       9.44%    2009-2016      1      1
                                                                          ----   ----
Total long-term debt.............                                          628    408
Total short-term
  debt -- affiliated.............                                           50     --
                                                                          ----   ----
  Total..........................                                         $678   $408
                                                                          ====   ====



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $30 million in 2008, less than $1 million in 2009, less than $1 million in 2010, $200 million in 2011, less than $1 million in 2012 and $398 million thereafter.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes and other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SHORT-TERM DEBT -- AFFILIATED

     On December 31, 2007, MetLife Credit Corp., an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $42 million, $30 million and $35 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities or shares subject to mandatory redemption. See Notes 10, 11, and 12.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. RGA maintains committed and unsecured credit facilities aggregating $824 million as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                      LETTER OF
                                                                        CREDIT                   UNUSED
BORROWER(S)                                EXPIRATION      CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------                                ----------      --------   ---------   ---------   -----------
                                                                  (IN MILLIONS)
Reinsurance Group of America,
  Incorporated.......................  May 2008              $ 30        $ --        $30          $ --
Reinsurance Group of America,
  Incorporated.......................  September 2012(1)      750         406         --           344
Reinsurance Group of America,
  Incorporated.......................  March 2011              44          --         --            44
                                                             ----        ----        ---          ----
  Total..............................                        $824        $406        $30          $388
                                                             ====        ====        ===          ====



--------

   (1) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                    LETTER OF
                                                                      CREDIT       UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)      EXPIRATION    CAPACITY   DRAWDOWNS   ISSUANCES   COMMITMENTS    (YEARS)
-------------------------     ------------   --------   ---------   ---------   -----------   --------
                                                            (IN MILLIONS)
Timberlake Financial
  L.L.C. ...................  June 2036(1)    $1,000       $850        $--          $150         29
                                              ======       ====        ===          ====



--------

   (1) As described in Note 10, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $482 million in letters of credit from various financial institutions, of which $406 million were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

10.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C. ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus notes and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

11.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption. Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

13.  INCOME TAXES

     The provision for income tax is as follows:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2007    2006   2005
                                                         ----   -----   ----
                                                            (IN MILLIONS)
Current:
  Federal..............................................  $(41)  $(154)  $ 23
  Foreign..............................................    60      41     70
                                                         ----   -----   ----
  Subtotal.............................................    19    (113)    93
                                                         ----   -----   ----
Deferred:
  Federal..............................................    93     228    (31)
  Foreign..............................................    11      10      4
                                                         ----   -----   ----
  Subtotal.............................................   104     238    (27)
                                                         ----   -----   ----
Provision for income tax...............................  $123   $ 125   $ 66
                                                         ====   =====   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Tax provision at U.S. statutory rate..................  $113     $125      $72
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.......    (2)      (2)      (2)
  Tax-exempt investment income........................     2       (2)      (1)
  State and local income taxes........................    --        1        1
  Prior year tax......................................     8       (2)      (2)
  Valuation allowance for carryforward items..........     1       --       (2)
  Other, net..........................................     1        5       --
                                                        ----     ----      ---
Provision for income tax..............................  $123     $125      $66
                                                        ====     ====      ===


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            2007      2006
                                                           ------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Employee benefits......................................  $   64   $    35
  Investments............................................      --        27
  Loss and credit carryforwards..........................     334       781
  Other..................................................      13        71
                                                           ------   -------
                                                              411       914
  Less: Valuation allowance..............................       8         5
                                                           ------   -------
                                                              403       909
                                                           ------   -------
Deferred income tax liabilities:
  DAC....................................................     885     1,141
  Liability for future poicy benefits....................      27       486
  Investments............................................     200        --
  Net unrealized investment gains........................     249       280
  Other..................................................      15        24
                                                           ------   -------
                                                            1,376     1,931
                                                           ------   -------
Net deferred income tax liability........................  $ (973)  $(1,022)
                                                           ======   =======



     The Company has not recognized a deferred tax liability for the undistributed earnings of its foreign subsidiaries, except for RGA International Reinsurance Company Ltd. and RGA Global Reinsurance Company, Ltd., because the Company considers these earnings to be permanently reinvested and does not expect these earnings to be repatriated in the foreseeable future.

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2007, and 2006, a valuation allowance for deferred tax assets of approximately $8 million and $5 million respectively, was provided on the foreign tax credits, net operating and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings,

     RGA Financial Products Limited, RGA UK Services Limited, and RGA Reinsurance Company. At December 31, 2007 the Company's subsidiaries had net operating loss carryforwards of $932 million, which begin to expire in 2019, capital loss carryforwards of $11 million, which begin to expire in 2010, and tax credit carryforwards of $4 million, which begin to expire in 2009. The remaining loss carryforwards and tax credit carryforwards are expected to be utilized during the period allowed.

     Effective January 1, 2006, General American joined with MetLife and its includable affiliates in filing a federal income tax return. General American participates in a tax sharing agreement with MetLife. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     Pursuant to the tax sharing agreement, the amount due from affiliates is $120 million and $238 million as of December 31, 2007 and 2006, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. General American is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which General American has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, General American is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2001. Due to a lapse of the statute of limitations, the 2003 tax year is no longer subject to audit. In the first quarter of 2005, the IRS commenced an examination of General American's U.S. income tax returns for 2001 and 2002 that is anticipated to be completed in 2008.

     RGA files income tax returns with the U.S. federal government and various state and non U.S. jurisdictions. RGA is under continuous examination by the IRS and is subject to audit by taxing authorities in other non U.S. jurisdictions in which RGA has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, RGA is no longer subject to U.S. federal, state and non U.S. income tax examinations by tax authorities for years prior to 2003.

     As a result of the implementation of FIN 48, the Company recognized a $6 million increase in the liability for unrecognized tax benefits, and a $5 million increase in the interest liability for unrecognized tax benefits, offset by $11 million of minority interest, resulting in no corresponding change to the January 1, 2007 balance of retained earnings. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $217 million. The Company reclassified, at adoption, $41 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $170 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $47 million. The Company also had $33 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $222 million, an increase of $5 million from the date of adoption, and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $52 million. The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............         $217
Reductions for tax positions of prior years...............           (6)
Additions for tax positions of current year...............           15
Lapses of statutes of limitations.........................           (4)
                                                                   ----
Balance at December 31, 2007..............................         $222
                                                                   ====



     During the year ended December 31, 2007, the Company recognized $5 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $38 million of accrued interest associated with the liability for unrecognized tax benefits. The $5 million increase from the date of adoption in accrued interest resulted from an increase of $19 million of interest expense and a decrease of $14 million primarily related to effectively settled positions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

14.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company and its affiliates continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company and its affiliates' marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Regulators have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has been cooperating fully with these inquiries. The Company is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor or taxpayer. Further, state insurance regulatory authorities or other federal, state or industry authorities may conduct investigations or make inquiries, such as information requests, subpoenas, or books and records examinations, concerning a wide variety of issues, including the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows.

     In 2007, the Company received $39 million, included in other revenues, based on the resolution of an indemnification claim associated with the 2000 acquisition of the Company by MLIC.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2007, 2006, and 2005. At December 31, 2007 and 2006, the Company maintained a liability of $4 million and $5 million, respectively. The related asset for premium tax offsets was $3 million at both December 31, 2007 and 2006 for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintained at both December 31, 2007 and 2006, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................    $7        $ 4        $ 9
2009...............................................    $4        $ 4        $ 8
2010...............................................    $3        $--        $ 7
2011...............................................    $2        $--        $ 4
2012...............................................    $2        $--        $ 4
Thereafter.........................................    $1        $--        $11


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $164 million and $34 million at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $5 million and $20 million at December 31, 2007 and 2006, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. At December 31, 2007, there were no unfunded commitments. The amount of these unfunded commitments was $11 million at December 31, 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $2 million to $45 million, with a cumulative maximum of $106 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at both December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $3 million at December 31, 2007. The credit default swaps expire at various times during the next five years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     General American's employees, sales representatives and retirees participate in qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, for each account balance. The majority of the plan's obligation is calculated using the traditional formula. The non-qualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     General American also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of General American who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for General American, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     General American is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. General American's share of pension expense was $7 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, General American's share of other postretirement expense was less than $1 million, $3 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively. The combined allocated benefit expense is included in the accompanying consolidated statements of income.

     General American continues to sponsor non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service credits while employed, but are not accruing additional benefits in these plans.

     RGA sponsors separate defined benefit pension plans for its eligible employees. Also, RGA sponsors a postretirement plan. Employees of RGA may also become eligible for certain postretirement medical and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

     Effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $7 million at December 31, 2005, $4 million net of income tax, and was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $6 million, $4 million, net of income tax of $2 million, and remained as a reduction of accumulated other comprehensive income. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, and prior service costs and credits that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                  DECEMBER 31, 2006
                                                  -------------------------------------------------
                                                               ADDITIONAL
                                                                 MINIMUM
                                                      PRE        PENSION   ADOPTION OF      POST
                                                    SFAS 158    LIABILITY    SFAS 158     SFAS 158
                                                  ADJUSTMENTS  ADJUSTMENT   ADJUSTMENT  ADJUSTMENTS
BALANCE SHEET CAPTION                             -----------  ----------  -----------  -----------
                                                                    (IN MILLIONS)
Other liabilities: Accrued pension benefit
  cost..........................................    $    (47)   $      1     $    (3)     $    (49)
Other liabilities: Accrued postretirement
  benefit cost..................................        $ (7)        $--         $(5)         $(12)
                                                                --------     -------
Accumulated other comprehensive income (loss),
  before income tax:
  Defined benefit plans.........................        $ (7)        $ 1         $(8)         $(14)
Minority interest...............................                     $--         $ 8
Deferred income tax.............................                     $--         $(1)
Accumulated other comprehensive income (loss),
  net of income tax:
                                                                --------     -------
  Defined benefit plans.........................        $ (4)        $ 1         $(1)         $ (4)
                                                                ========     =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                            DECEMBER 31,
                                                     -------------------------
                                                                      OTHER
                                                                   POSTRETIRE-
                                                       PENSION         MENT
                                                       BENEFITS      BENEFITS
                                                     -----------   -----------
                                                     2007   2006   2007   2006
                                                     ----   ----   ----   ----
                                                           (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year..  $ 71   $ 60   $ 12   $ 10
  Service cost.....................................     3      3      1      1
  Interest cost....................................     4      4     --     --
  Net actuarial (gains) losses.....................    (3)     2     (2)     1
  Change in benefits...............................    --      5     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Benefit obligation at end of year..................    71     71     11     12
                                                     ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year.....    22     16     --     --
  Actual return on plan assets.....................     1      2     --     --
  Employer contribution............................     5      7     --     --
  Benefits paid....................................    (4)    (3)    --     --
                                                     ----   ----   ----   ----
Fair value of plan assets at end of year...........    24     22     --     --
                                                     ----   ----   ----   ----
Funded status at end of year.......................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Amounts recognized in consolidated balance sheet
  consist of:
  Other liabilities................................  $(47)  $(49)  $(11)  $(12)
                                                     ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $ 19   $ 23   $  2   $  5
  Prior service credit.............................   (11)   (14)    --     --
                                                     ----   ----   ----   ----
                                                        8      9      2      5
  Deferred income tax and minority interest........    (6)    (7)    (1)    (3)
                                                     ----   ----   ----   ----
                                                     $  2   $  2   $  1   $  2
                                                     ====   ====   ====   ====



     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                              NON-
                                             QUALIFIED     QUALIFIED
                                                PLAN          PLAN         TOTAL
                                            -----------   -----------   -----------
                                            2007   2006   2007   2006   2007   2006
                                            ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
Aggregate fair value of plan assets.......   $24    $22   $ --   $ --   $ 24   $ 22
Aggregate projected benefit obligation....    26     25     45     46     71     71
                                             ---    ---   ----   ----   ----   ----
Over (under) funded.......................   $(2)   $(3)  $(45)  $(46)  $(47)  $(49)
                                             ===    ===   ====   ====   ====   ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The accumulated benefit obligation for all defined benefit pension plans was $65 million and $61 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Projected benefit obligation.................................   $45    $45
Accumulated benefit obligation...............................   $42    $40
Fair value of plan assets....................................   $--    $--


     The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2007 and 2006.

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                                         OTHER
                                                                    POSTRETIREMENT
                                              PENSION BENEFITS         BENEFITS
                                             ------------------   ------------------
                                             2007   2006   2005   2007   2006   2005
                                             ----   ----   ----   ----   ----   ----
                                                          (IN MILLIONS)
NET PERIODIC BENEFIT COST
  Service cost.............................   $ 3    $ 3    $ 2    $ 1    $ 1    $ 1
  Interest cost............................     4      4      3     --     --     --
  Expected return on plan assets...........    (2)    (2)    (1)    --     --     --
  Amortization of net actuarial (gains)
     losses................................     1      1      1     --     --     --
  Amortization of prior service cost
     (credit)..............................    (2)    (2)    (2)    --     --     --
                                              ---    ---    ---    ---    ---    ---
  Net periodic benefit cost................     4    $ 4    $ 3      1    $ 1    $ 1
                                              ---    ===    ===    ---    ===    ===

OTHER CHANGES IN PLAN ASSETS AND BENEFIT
  OBLIGATIONS RECOGNIZED IN OTHER
  COMPREHENSIVE INCOME
  Net acturial (gains) losses..............    (3)                  (3)
  Prior Service cost (credit)..............     1                   --
  Amortization of net actuarial gains
     (losses)..............................    (1)                  --
  Amortization of prior service (cost)
     credit................................     2                   --
                                              ---                  ---
     Total recognized in other
       comprehensive income................    (1)                  (3)
                                              ---                  ---
     Total recognized in net periodic
       benefit cost and other comprehensive
       income..............................   $ 3                  $(2)
                                              ===                  ===



     Included in other comprehensive income for the year ended December 31, 2007 are other changes in plan assets and benefit obligations associated with pension benefits of ($1) million and other postretirement benefits of ($3) million for an aggregate reduction in other comprehensive losses of ($4) million before income tax and ($1) million, net of income tax and minority interest for the year ended December 31, 2007.

     The estimated net actuarial loss and prior service credit for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $2 million, respectively.

     It is anticipated that no net actuarial loss will be amortized from accumulated other comprehensive income into net periodic benefit cost for the other postretirement plans over the next year.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                              DECEMBER 31,
                                                   ----------------------------------
                                                                            OTHER
                                                       PENSION         POSTRETIREMENT
                                                      BENEFITS            BENEFITS
                                                   --------------      --------------
                                                   2007      2006      2007      2006
                                                   ----      ----      ----      ----
Weighted average discount rate...............      6.24%     5.85%     6.00%     5.75%
Rate of compensation increase................      4.25%     4.25%      N/A       N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                          DECEMBER 31,
                                            ---------------------------------------
                                                                        OTHER
                                                                   POSTRETIREMENT
                                             PENSION BENEFITS         BENEFITS
                                            ------------------   ------------------
                                            2007   2006   2005   2007   2006   2005
                                            ----   ----   ----   ----   ----   ----
Weighted average discount rate............  5.75%  5.75%  5.76%  5.75%  5.75%  5.75%
Expected rate of return on plan assets....  8.50%  8.50%  8.50%   N/A    N/A    N/A
Rate of compensation increase.............  4.25%  4.25%  4.25%   N/A    N/A    N/A


     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted expected return on plan assets for use in the plan's valuation in 2008 is currently anticipated to be 8.50% for pension benefits.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                      ----------------------------------------------
                                               2007                    2006
                                      ---------------------   ----------------------
Pre-Medicare eligible claims........  9% down to 5% in 2012   10% down to 5% in 2012
Medicare eligible claims............  9% down to 5% in 2012   10% down to 5% in 2012


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN THOUSANDS)
Effect on total of service and interest cost
  components.........................................     $  314       $  (235)
Effect on accumulated postretirement benefit
  obligation.........................................     $2,372       $(1,827)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PLAN ASSETS

     The targeted and weighted average allocations of the pension plan assets are as follows:

                                                                     DECEMBER
                                                          TARGET       31,
                                                          ------   -----------
                                                           2008    2007   2006
ASSET CATEGORY                                            ------   ----   ----
Equity securities.......................................     75%     75%    76%
Fixed maturity securities...............................     25%     25%    24%
                                                            ---     ---    ---
  Total.................................................    100%    100%   100%
                                                            ===     ===    ===



     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification and partial liability immunization. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     In 2008, the Company expects to make contributions of $4 million to its pension plans, which includes $3 million of benefit payments for its non-qualified pension plans. Benefit payments are funded from the Company's general assets as they become due under the provision of the plans.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. The Company uses its general assets to pay claims as they come due. The Company does not anticipate making any contributions other than benefits payments to its postretirement plan.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                            PENSION BENEFITS   OTHER POSTRETIREMENT BENEFITS
                                            ----------------   -----------------------------
                                                              (IN MILLIONS)
2008......................................         $ 4                      $--
2009......................................         $ 5                      $--
2010......................................         $ 5                      $--
2011......................................         $ 5                      $--
2012......................................         $ 6                      $--
2013 -- 2017..............................         $31                      $ 2


  SAVINGS AND INVESTMENT PLANS

     The Company's employees participate in savings and investment plans for which a portion of employee contributions are matched. The Company's expense was $3 million, $2 million and $3 million to these plans during the years ended December 31, 2007, 2006 and 2005, respectively.

16.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. General American and RGA's U.S. insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of General American and RGA's U.S. insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $106 million, $316 million and ($50) million for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $2,280 million and $2,142 million at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its statutory surplus to policyholders as of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized investment gains). General American will be permitted to pay a stockholder dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Director of Insurance (the "Director"). For the year ended December 31, 2007, the Company did not pay any dividends to GenAmerica. The Company paid $13 million for each of the years ended December 31, 2006 and 2005 in dividends for which prior insurance regulatory clearance was not required. Based on amounts at December 31, 2007, General American could pay to GenAmerica a stockholder dividend of $228 million without prior approval of the Director in 2008.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              -----------------
                                                              2007   2006  2005
                                                              ----  -----  ----
                                                                (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 22  $(115) $137
Income tax effect of holding gains (losses).................   (13)    38   (61)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    29     16   (35)
  Amortization of premiums and accretion of discounts
     associated with investments............................   (33)   (12)   (8)
Income tax effect...........................................     2     (1)   21
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................   (70)    18    42
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    42     (6)  (21)
                                                              ----  -----  ----
Net unrealized investment gains (losses)....................   (21)   (62)   75
Foreign currency translation adjustment.....................    60     11     3
Minimum pension liability adjustment........................    --      1     2
Defined benefit plans adjustment............................     1     --    --
                                                              ----  -----  ----
Other comprehensive income (loss)...........................  $ 40  $ (50) $ 80
                                                              ====  =====  ====



17.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Compensation........................................  $   10   $   21   $   39
Commissions.........................................     877      904      493
Interest and debt issue costs.......................     139       96       50
Amortization of DAC and VOBA........................     542      555      697
Capitalization of DAC...............................    (810)    (761)    (649)
Minority interest...................................     217      211      164
Insurance tax.......................................     267      239      186
Other...............................................      51       96      167
                                                      ------   ------   ------
  Total other expenses..............................  $1,293   $1,361   $1,147
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, commissions and capitalization of DAC include the impact of affiliated reinsurance transactions. See Note 8. See also Note 19 for discussion of affiliated expenses included in the table above.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments has been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

     Amounts related to the Company's financial instruments are as follows:

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2007
Assets:
  Fixed maturity securities......................              $17,317     $17,317
  Equity securities..............................              $   168     $   168
  Mortgage loans on real estate..................              $ 1,073     $ 1,088
  Policy loans...................................              $ 2,716     $ 2,716
  Short-term investments.........................              $   312     $   312
  Cash and cash equivalents......................              $   507     $   507
  Accrued investment income......................              $   185     $   185
  Mortgage loan commitments......................     $5       $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 6,034     $ 5,262
  Short-term debt -- affiliated..................              $    50     $    50
  Long-term debt.................................              $   628     $   638
  Collateral financing arrangements..............              $   850     $   761
  Junior subordinated debt securities............              $   399     $   356
  Shares subject to mandatory redemption.........              $   159     $   178
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,438     $ 1,438

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                   NOTIONAL   CARRYING    ESTIMATED
                                                    AMOUNT      VALUE    FAIR VALUE
                                                   --------   --------   ----------
                                                             (IN MILLIONS)
DECEMBER 31, 2006
Assets:
  Fixed maturity securities......................              $16,134     $16,134
  Equity securities..............................              $   210     $   210
  Mortgage loans on real estate..................              $   971     $   943
  Policy loans...................................              $ 2,664     $ 2,664
  Short-term investments.........................              $   435     $   435
  Cash and cash equivalents......................              $   357     $   357
  Accrued investment income......................              $   183     $   183
  Mortgage loan commitments......................     $20      $    --     $    --
  Commitments to fund bank credit facilities.....     $11      $    --     $    --
Liabilities:
  Policyholder account balances..................              $ 5,739     $ 4,999
  Long-term debt.................................              $   408     $   443
  Collateral financing arrangements..............              $   850     $   850
  Junior subordinated debt securities............              $   399     $   400
Shares subject to mandatory redemption...........              $   159     $   226
  Payables for collateral under securities loaned
     and other transactions......................              $ 1,642     $ 1,642


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM DEBT -- AFFILIATED, LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The carrying value for short-term debt -- affiliated approximates fair value due to the short-term duration of the instrument. The fair values of long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $44 million, $50 million and $60 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $5 million, $8 million and $16 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has entered into various additional agreements with other affiliates to provide and receive services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions and distribution services. Expenses and (fees) related to these agreements and recorded in other expenses, were $11 million, $31 million and ($13) million for the years ended December 31, 2007, 2006 and 2005, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $1 million, $2 million and $10 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005, respectively. The Company received fees for this service of $26 million, $11 million and $4 million, included in other expenses, for the years ended December 31, 2007, 2006 and 2005.

     At December 31, 2007 and 2006, amounts due from affiliates were $32 million and $4 million, respectively, related to the net expenses discussed previously. These receivables exclude affiliated reinsurance balances discussed in Note 8.

     See Notes 3, 7, 8 and 9 for additional related party transactions.